FIRST QUARTER REPORT

DECEMBER 31, 2009

oakmark.com

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2009 First Quarter Report

President's Letter	1

Summary Information	2

Commentary on Oakmark and Oakmark Select Funds	4

Oakmark Fund

Letter from the Portfolio Managers	6

Schedule of Investments	8

Oakmark Select Fund

Letter from the Portfolio Managers	12

Schedule of Investments	14

Oakmark Equity and Income Fund

Letter from the Portfolio Managers	16

Schedule of Investments	19

Oakmark Global Fund

Letter from the Portfolio Managers	26

Global Diversification Chart	28

Schedule of Investments	29

Oakmark Global Select Fund

Letter from the Portfolio Managers	33

Global Diversification Chart	35

Schedule of Investments	36

Commentary on Oakmark International and International Small Cap Funds	39

Oakmark International Fund

Letter from the Portfolio Manager	41

Global Diversification Chart	43

Schedule of Investments	44

Oakmark International Small Cap Fund

Letter from the Portfolio Manager	50

Global Diversification Chart	52

Schedule of Investments	53

Oakmark Glossary	60

Trustees and Officers	61

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

IMPORTANT MESSAGE ABOUT
OAKMARK QUARTERLY REPORT MAILINGS

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President's Letter

Dear Fellow Shareholders,

Stock markets around the world rose solidly again in the fourth quarter. The broadening economic recovery, improved health of the credit markets and attractive stock valuation contributed to the market's strength. Full-year returns for world markets were also very strong; most major stock market indexes produced returns of 25% or higher. We are pleased to report that for 2009, returns for all but one of The Oakmark Funds exceeded market results by a wide margin. (Go to oakmark.com/performance to view Oakmark Fund performance.)

The Lost Decade? Not For Oakmark Shareholders!

While Oakmark's performance was indeed very strong in 2009, we want to take this opportunity to reiterate our belief that investors should use longer horizons when evaluating investment plans and mutual fund performance. Fund returns fluctuate broadly from year to year, making short periods of time a poor indicator of a fund manager's ability to add investment value. With this in mind, we note that most major U.S. and world stock market indexes have averaged close to zero returns over the past decade. In contrast, every one of The Oakmark Funds (except the three-year old Oakmark Global Select Fund, which doesn't yet have a long enough track record to compare) has earned at least 5% or more annually, on average, during that same period.

As we were putting our finishing touches on this letter, we received the news that Morningstar awarded David Herro, Chief Investment Officer of our International Group and Portfolio Manager of the Oakmark International, International Small Cap and Global Select Funds, its first ever award for Morningstar International Fund Manager of the Decade. This is a well-earned honor for David and a richly deserved reward for his eighteen years of outstanding performance for Oakmark shareholders.

While the past ten years may have been a "lost decade" for the average investor, that has clearly not been the case for our long-term shareholders!

The Economy and Stock Valuation

The world economic recovery continued to gain strength in the recent quarter. Although many economic indicators remain well below levels of two years ago, we believe they are clearly showing signs of a rebound. Manufacturing activity is up, and exports are expanding. Retail and auto sales are now producing year-over-year increases, and housing sales and prices also appear to be exhibiting encouraging signs of recovery. Even employment levels, which are usually the last factor to recover in a recession, seem to have bottomed.

Despite these signs, many investors and economists are engaged in a heated debate about the strength and sustainability of the economic recovery and whether the slowing of stimulus spending will cause the economy and stocks to falter over the next few quarters. We admit that we are optimists when it comes to the long-term strength and resilience of the world economy, but we also acknowledge that we have little ability to forecast or control short-term economic and stock market performance. What we can control, however, is which stocks we choose to buy and as Bill Nygren discusses in his commentary, we believe that our holdings are still broadly undervalued today. While the uncertainties with regard to the trajectory and timing of the economic recovery make it impossible to predict near-term stock performance, current valuations suggests to us that disciplined investors who buy stocks today will be richly rewarded over a two to three-year investment horizon.

Personal Investments in the Funds

We voluntarily report our personal Fund ownership at the end of every year because we believe that it provides important information to our shareholders about our stewardship of the Funds. In a world where many financial managers are appropriately criticized for the "Heads—I win, Tails-You lose" structure of their compensation plans, we believe that our substantial investment of our own personal wealth into our Funds highlights the strong alignment of our interests with those of Fund shareholders.

As of December 31, 2009, the value of Oakmark Funds shares owned by the employees of the Funds' adviser, Harris Associates L.P., the Funds' officers, its trustees, and their families exceeded $220 million. The value of these holdings increased substantially over the last year, largely due to market appreciation. In addition, at year-end, every Oakmark Fund manager owned at least $1 million worth of each Fund that he managed. We believe that our ownership of Fund shares (and our consequent alignment with shareholders) remains among the highest of any advisory firm in the mutual fund industry.

Although the difficult markets of the last 18 months may have raised doubts among many of our investors about staying the investment course, you can be assured that we have maintained a high level of Fund ownership throughout this period, remaining constant in our financial commitment and discipline. We hope that our continuing financial commitment also signals to shareholders our strong belief that the Funds remain attractive investments for the future.

We appreciate the trust and confidence that you have placed in us, particularly during these difficult times. We thank you for your continued patience and support. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.

John R. Raitt
President and CEO of The Oakmark Funds
President and CEO of Harris Associates L.P.

December 31, 2009

THE OAKMARK FUNDS

Summary Information

Performance for Period Ended December 31, 2009[1]	Oakmark Fund—Class I (OAKMX)	Oakmark Select Fund—Class I (OAKLX)	Oakmark Equity and Income Fund—Class I (OAKBX)	Oakmark Global Fund—Class I (OAKGX)
3 Months*	7.89%	7.42%	4.52%	3.70%
1 Year	44.77%	52.46%	19.84%	40.19%
Average Annual Total Return for:
3 Year	-2.04%	-5.80%	3.99%	-2.70%
5 Year	1.87%	-0.09%	6.24%	5.31%
10 Year	5.69%	6.94%	9.81%	11.75%
Since inception	12.50% (8/5/91)	12.31% (11/1/96)	11.40% (11/1/95)	11.24% (8/4/99)
Top Five Equity Holdings as of December 31, 2009[2] Company and % of Total Net Assets	DIRECTV-Class A 2.5% Medtronic, Inc. 2.4% Intel Corp. 2.4% Microsoft Corp. 2.2% The Walt Disney Co. 2.1%	Discovery Communications, Inc. Class C 9.9% DIRECTV-Class A 7.5% H&R Block, Inc. 6.0% Medtronic, Inc. 4.6% Bristol-Myers Squibb Co. 4.5%	XTO Energy, Inc. 3.8% General Dynamics Corp. 3.2% Wal-Mart Stores, Inc. 3.2% Avon Products, Inc. 2.9% Covidien PLC 2.7%	Snap-on Inc. 4.7% Laboratory Corp. of America Holdings 4.3% Oracle Corp. 4.2% Societe Television Francaise 1 4.1% Daiwa Securities Group Inc. 3.8%
Sector Allocation as of December 31, 2009 Sector and % of Market Value	Consumer Discretionary 32.2% Information Technology 25.7% Financials 12.0% Health Care 11.6% Industrials 8.0% Consumer Staples 7.8% Energy 2.7%	Consumer Discretionary 45.3% Information Technology 24.5% Financials 12.4% Health Care 9.7% Energy 8.1%	U.S. Government
Securities 26.2%
Consumer Staples 21.3%
Industrials 13.3%
Energy 12.7%
Health Care 11.1%
Consumer
Discretionary 5.8%
Foreign Government
Securities 2.7%
Information
Technology 2.7%
Materials 2.6%
			Financials 1.6%	Information Technology 25.7% Consumer Discretionary 20.5% Industrials 19.9% Financials 15.0% Health Care 8.3% Energy 5.6% Materials 2.7% Consumer Staples 2.3%

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than Oakmark Equity & Income Fund, redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

Performance for Period Ended December 31, 2009[1]	Oakmark Global Select Fund—Class I (OAKWX)	Oakmark International Fund—Class I (OAKIX)	Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	5.13%	4.36%	4.75%
1 Year	53.58%	56.30%	67.45%
Average Annual Total Return for:
3 Year	0.82%	-2.86%	-5.89%
5 Year	N/A	6.44%	6.39%
10 Year	N/A	8.17%	10.10%
Since inception	3.15% (10/2/06)	10.64% (9/30/92)	10.73% (11/1/95)
Top Five Equity Holdings as of December 31, 2009[2] Company and % of Total Net Assets	Compagnie Financiere Richemont SA 6.6% DIRECTV-Class A 6.0% Adecco SA 5.9% ROHM Company Ltd. 5.8% SAP AG 5.5%	Daiwa Securities Group Inc. 3.3% Toyota Motor Corp. 3.3% Compagnie Financiere Richemont SA 3.2% Allianz SE 3.0% Credit Suisse Group 3.0%	Julius Baer Group, Ltd. 3.4% Square Enix Holdings Co., Ltd. 3.2% MLP AG 3.1% Interpump Group SpA 3.0% BBA Aviation PLC 2.9%
Sector Allocation as of December 31, 2009 Sector and % of Market Value	Consumer Discretionary 42.1% Information Technology 25.1% Financials 18.5% Industrials 6.4% Health Care 4.0% Energy 3.9%	Consumer Discretionary 38.1% Financials 18.4% Industrials 14.6% Information Technology 12.0% Consumer Staples 8.8% Health Care 4.1% Materials 2.7% Energy 1.3%	Industrials 33.4% Consumer Discretionary 21.9% Information Technology 15.8% Financials 12.1% Consumer Staples 7.2% Materials 6.0% Health Care 3.6%

As of 9/30/08, the expense ratio for Class I shares was 1.10% for Oakmark Fund, 1.08% for Oakmark Select Fund, 0.81% for Oakmark Equity and Income Fund, 1.16% for Oakmark Global Fund, 1.35% for Oakmark Global Select Fund, 1.10% for Oakmark International Fund and 1.41% for Oakmark International Small Cap Fund.

As of 9/30/09, the expense ratio for Class I shares was 1.23% for Oakmark Fund, 1.19% for Oakmark Select Fund, 0.85% for Oakmark Equity and Income Fund, 1.23% for Oakmark Global Fund, 1.43% for Oakmark Global Select Fund, 1.17% for Oakmark International Fund and 1.54% for Oakmark International Small Cap Fund.

THE OAKMARK FUNDS

OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"In 2000, the iPod had yet to be introduced. X-box, iTunes, YouTube, Hulu and Facebook didn't exist. Twitter was something young hearts did in the spring. High-speed Internet access was found in less than 5% of U.S. homes. DVDs were just starting to take off at the expense of VHS while DVRs were just starting to uproot VCRs."

Variety "Ten Years of Tumult"
by Cynthia Littleton 12/21/09

As one decade ends and another begins, we look back at how things have changed and look ahead to what might change in the next ten years. Last quarter, when we were selling the AOL shares that Time Warner spun-off to its shareholders, I couldn't help but think about how much had changed in just a decade. In January 2000, Time Warner and AOL announced their merger, and Time Warner effectively issued nearly $200 billion of its stock to buy AOL. We were certainly not alone in our belief that Time Warner was grossly overpaying (at the time, we didn't own either stock). However, despite all the second guessing today, the prevailing view at the time failed to recognize what has become one of the worst mergers ever. In pre-market trading on January 10, 2000—immediately following the announcement—Time Warner stock rose by more than 40%, and AOL stock was up nearly 20%. Investors clearly cheered the union. But last month, a decade after the merger that valued AOL at nearly $200 billion, the AOL business returned to the public market with a capitalization of less than $3 billion. Even at that price we chose to sell our stock, because we believed that AOL was not as undervalued as our other holdings. Although ten years ago we correctly concluded that AOL was unlikely to grow rapidly enough to justify the multiple paid by Time Warner, we are humbled that we failed to forecast their poor business results. AOL's business declining was not even one of the outlier possibilities we considered. That's a pretty big miss given that their business has basically disappeared.

Comcast

The AOL recap is a dramatic reminder of why, as value investors, we are reluctant to pay for highly priced businesses. It also demonstrates why our natural skepticism increases when we hear corporate managers try to justify the high cost of their acquisitions. So, as holders of Comcast, we were on alert when we read rumors that it might be purchasing NBC Universal from GE. We were concerned when we learned that GE bought out their minority partner Vivendi at a price that implied that 100% of NBC Universal was worth $30 billion. It wasn't that $30 billion looked crazy for a company producing over $2 billion in EBITDA from cable TV networks. However, with Comcast's own stock selling at about half of what we thought it was worth, a big acquisition at full value looked like a very sub-optimal use of capital. On December 3, Comcast and GE announced a joint venture that will result in Comcast eventually acquiring all of NBC Universal, and indeed, the announced value was $30 billion. There's an old saying in the business world that if you can set only price or only terms, always pick terms. The Comcast GE deal is one of the most complex we've seen, but once you cut through all the terms, it becomes pretty simple. NBC Universal will borrow $9.1 billion and give the proceeds to GE. Comcast will pay GE $6.5 billion, and GE will also receive the excess cash flow from the joint venture for about the next seven years. At that point, the joint venture should have less debt than it started with, and Comcast should have 100% ownership of NBC. So, in summary, Comcast pays about 30% of the debt-adjusted value of NBC-Universal, gets operating control, and gets full ownership in about seven years. Not too shabby. By our calculation, this is not only a very undervalued acquisition, even before considering its probable synergies, but it adds more to our estimate of Comcast's per-share value than a similar size share repurchase would have. We've always been admirers of Comcast management, but the favorable terms of this acquisition surprised even us. Further, the dean of value investors, Warren Buffett, also appears to have a positive opinion of Comcast management because he just added the company's Chief Operating Officer, Steve Burke, to Berkshire Hathaway's Board of Directors. We are aware that there are no guarantees about the future, but starting with a good price and good people—whether buying a stock or buying a business—sure puts the odds in one's favor.

Stock Market

We continue to believe that stocks are attractively priced and that most investors still need to purchase more to reach their long-term goals. The bears today are angry that the stock market recovery has been so quick and so strong. They say that up 65% in ten months is too much, too fast. They say that the P/E multiple3 for the S&P 5004 is way above historical norms. And they say that mutual fund inflows show that the individual investor is no longer on the sidelines, but has jumped in head first.

We counter that the S&P 500 closed 2009 at a price that was down 24% from the end of 2007, and has fallen by

OAKMARK AND OAKMARK SELECT FUNDS

that same amount from its 1999 closing price. A market down more than 20% from both two years ago and a decade ago hardly sounds overheated. As for the P/E ratio being excessive, it is true that the S&P 500 trades at 18 times Bloomberg's consensus estimate of 2009 earnings, which is 20% above its long-term average of 15 times. However, 2009 appears to be a trough year for earnings, and we believe earnings should be markedly higher by 2011. Using Bloomberg's 2011 forecast, the S&P 500 now sells at 12 times projected earnings, which is well below average. Further, we would argue that the historically low returns now available on competing investments justifies a higher than average P/E multiple. Finally, although it is true that mutual funds have enjoyed cumulative net inflows of over $400 billion since March, almost all of that has gone into bond funds. Over that same time period, domestic equity funds have seen cumulative net redemptions exceeding $20 billion. Large redemptions from equity funds have never been a market top indicator. In fact, they have indicated quite the contrary.

Mutual Funds

In a recent article, a financial blogger whom I often enjoy reading, Felix Salmon, took what I view as a misguided shot at mutual funds. Mr. Salmon implied that rising expense ratios last year were a sign that fund investors were being exploited. (He conveniently ignored the fact that a decline in fund assets almost always produces a higher expense ratio, and vice-versa, because so many fund expenses don't vary with the size of the fund.) He went so far as to allege that mutual funds are "becoming more of a niche product aimed at elderly investors who don't know any better and who don't worry much about total expense ratios."5 Had he referred only to the marketing-driven segment of the fund industry that constructs index-hugging portfolios and charges 100 basis points for their services, I wouldn't quarrel with him. But by including the sector of the industry that we compete in, that focuses first on investment performance, where the talent, effort and creativity that's applied to stock selection and position sizing is consistent with hedge fund portfolios, I think he's way off.

A popular strategy for investors today is to invest the bulk of their equity assets in indexed portfolios, and invest the remainder in alternative categories such as hedge funds, instead of investing in actively managed mutual funds. We think those investors are missing an opportunity. I guess their theory is that hedge funds run circles around mutual funds when it comes to the sophistication of their trading. Well, even though trading is far less important to our portfolios than which stocks we own, during just the past quarter we bought and sold our spin-off securities in the when-issued market, capitalized on an arbitrage to purchase a foreign security more cheaply in its home market, bid on the Capital One and JP Morgan TARP warrants, and bought the discounted Bank of America equity equivalent securities just like hedge fund managers did. From the time we started Oakmark in 1991, we have consistently applied a disciplined, long-term investment strategy, about which we have written to you after every quarter. We have constructed portfolios from the bottom up, heavily weighting our favorite investments rather than the largest cap investments. We do that because we view risk as permanently losing money, rather than today's commonly accepted view, that risk should be measured by how much one deviates from a benchmark. Our approach has created a long-term performance record of which we are very proud (see the details in the individual Fund reports). For that, our investors have paid about a 1% annual fee, not the 2% plus 20% of profits that is typically charged by hedge funds. Our investors also had daily liquidity, daily pricing, tax management, and the transparency and protection that the mutual fund industry's regulatory structure provides. If mutual funds are now really being used primarily by our fathers and grandfathers, then I'd have to conclude that Father Knows Best.

William C. Nygren, CFA
Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

December 31, 2009

OAKMARK AND OAKMARK SELECT FUNDS

OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (12/31/09) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX4 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/09)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	7.89%	44.77%	1.87%	5.69%	12.50%
S&P 500	6.04%	26.46%	0.42%	-0.95%	8.12%
Dow Jones Average[6]	8.10%	22.68%	1.95%	1.30%	9.52%
Lipper Large Cap Value Index[7]	5.02%	24.96%	0.28%	0.85%	7.84%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.10%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Fund gained 8% in the past quarter and 45% for the 2009 calendar year. Those gains compare favorably with the S&P 500 gains of 6% and 26% respectively. The Fund again benefited in the quarter from merger activity as our best performer, Black & Decker, was up 42% after agreeing to be acquired by Stanley Works. Another acquisition, Liberty Entertainment, gained 15% before it was merged into DirecTV in November, and the DirecTV shares we received tacked on another 6%. Other top performers included Medtronic, American Express, Disney and Microsoft. We commented in our last quarterly report that many high quality companies such as these had failed to fully participate in the market recovery and therefore appeared to be unusually attractive. Those stocks generally performed well in the fourth quarter. Our worst performers for the quarter were mostly financial companies. State Street, Bank of America, Bank of New York and JP Morgan all suffered losses despite the strong market. We took advantage of that weakness by not only adding to some of our existing financial stocks, but also by establishing a new position in Wells Fargo, described on our website.

Looking at the full year results, only two stocks were down double-digits, Xerox and Citigroup, and both were sold due to disappointing fundamentals. On the positive side, we owned six stocks that more than doubled: all three of our Liberty Media tracking stocks as well as American Express, Apple and Limited Brands. When we have more stocks that double than suffer double-digit losses, mathematically, good performance almost has to follow.

Portfolio activity was above average last quarter, but most of it was due to us responding to corporate activity. As previously mentioned, Black & Decker agreed to be acquired by Stanley Works, and we sold our shares. Liberty Entertainment was acquired by DirecTV, and we kept the DirecTV shares we received. Schering-Plough was acquired by Merck, and we also kept the Merck shares. Time Warner spun off AOL, which we sold. Liberty Entertainment spun-off Liberty Starz, which we also sold. We sold our position in Precision Castparts because it appreciated to our sell target. EnCana spun-off its oil sands operations, Cenovus, and we found Cenovus to be so undervalued that we not only kept our shares but bought more. We bought two new positions, Applied Materials and Wells Fargo, which are described on our website.

Last, we have frequently said that short-term performance numbers are more influenced by luck than by skill, and we have advised that investors shouldn't read too much into numbers that are less than a decade in duration. We won't alter that advice now that we have a good one-year number, but we also don't want to allow the end of a

OAKMARK FUND

decade to pass without commenting on our long-term results. Despite many mistakes for which we are still kicking ourselves, for the decade of the '00s the Oakmark Fund achieved a total return of 74% while the S&P 500 lost 9%. That performance is the result of the talent and hard work of our entire investment team. To our teammates we say congratulations and thank you.

William C. Nygren, CFA Portfolio Manager oakmx@oakmark.com	Kevin G. Grant, CFA Portfolio Manager oakmx@oakmark.com

December 31, 2009

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2009 (Unaudited)

Name	Shares Held	Value
Common Stocks—92.8%
Advertising—1.4%
Omnicom Group, Inc.	1,241,254	$48,595,094
Aerospace & Defense—1.6%
The Boeing Co.	1,000,000	54,130,000
Air Freight & Logistics—1.0%
FedEx Corp.	400,000	33,380,000
Apparel Retail—1.0%
Limited Brands	1,700,000	32,708,000
Asset Management & Custody Banks—4.1%
State Street Corp.	1,600,000	69,664,000
Bank of New York Mellon Corp.	2,439,630	68,236,451
		137,900,451
Broadcasting—1.2%
Discovery Communications, Inc. Class C (a)	1,540,140	40,844,513
Cable & Satellite—4.4%
DIRECTV, Class A (a)	2,499,155	83,346,819
Comcast Corp., Class A	4,200,000	67,242,000
		150,588,819
Catalog Retail—1.6%
Liberty Media Holding Corp. - Interactive, Class A (a)	5,005,000	54,254,200
Communications Equipment—1.8%
Cisco Systems, Inc. (a)	2,500,000	59,850,000
Computer & Electronics Retail—2.1%
Best Buy Co., Inc.	1,800,000	71,028,000
Computer Hardware—5.3%
Hewlett-Packard Co.	1,400,000	72,114,000
Dell, Inc. (a)	3,900,000	56,004,000
Apple, Inc. (a)	250,000	52,715,000
		180,833,000
Consumer Finance—3.2%
Capital One Financial Corp.	1,579,800	60,569,532
American Express Co.	1,150,000	46,598,000
		107,167,532

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—92.8% (cont.)
Data Processing & Outsourced Services—3.0%
Automatic Data Processing, Inc.	1,300,000	$55,666,000
Western Union Co.	2,530,000	47,690,500
		103,356,500
Department Stores—1.0%
Kohl's Corp. (a)	626,900	33,808,717
Distillers & Vintners—1.9%
Diageo PLC (b)	921,000	63,926,610
Diversified Banks—1.0%
Wells Fargo & Co.	1,300,000	35,087,000
Drug Retail—1.8%
Walgreen Co.	1,700,000	62,424,000
Electronic Manufacturing Services—2.0%
Tyco Electronics, Ltd. (c)	2,789,500	68,482,225
Health Care Equipment—3.4%
Medtronic, Inc.	1,850,000	81,363,000
Covidien PLC (c)	750,000	35,917,500
		117,280,500
Home Improvement Retail—1.9%
The Home Depot, Inc.	2,281,500	66,003,795
Housewares & Specialties—1.7%
Fortune Brands, Inc.	1,350,000	58,320,000
Hypermarkets & Super Centers—2.0%
Wal-Mart Stores, Inc.	1,300,000	69,485,000
Industrial Conglomerates—3.3%
Tyco International, Ltd. (a) (c)	1,900,000	67,792,000
3M Co.	550,000	45,468,500
		113,260,500
Industrial Machinery—1.6%
Illinois Tool Works, Inc.	1,100,000	52,789,000
Integrated Oil & Gas—1.4%
Cenovus Energy, Inc. (c)	1,950,000	49,140,000

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—92.8% (cont.)
Internet Software & Services—1.7%
eBay, Inc. (a)	2,400,000	$56,496,000
Motorcycle Manufacturers—1.7%
Harley-Davidson, Inc.	2,262,000	57,002,400
Movies & Entertainment—6.6%
The Walt Disney Co.	2,250,000	72,562,500
Viacom, Inc., Class B (a)	2,089,745	62,128,119
Time Warner, Inc.	1,982,566	57,771,973
Liberty Media Holding Corp. - Capital, Class A (a)	1,345,836	32,138,564
		224,601,156
Oil & Gas Exploration & Production—1.1%
EnCana Corp. (c)	1,150,000	37,248,500
Other Diversified Financial Services—2.9%
JPMorgan Chase & Co.	1,150,000	47,920,500
Bank of America Corp.	2,400,000	36,144,000
Bank of America Corp. - Common Equivalent Securities	971,000	14,487,320
		98,551,820
Packaged Foods & Meats—1.5%
H.J. Heinz Co.	1,200,000	51,312,000
Pharmaceuticals—7.3%
GlaxoSmithKline PLC (b)	1,600,000	67,600,000
Bristol-Myers Squibb Co.	2,500,000	63,125,000
Merck & Co., Inc.	1,606,535	58,702,789
Johnson & Johnson	900,000	57,969,000
		247,396,789
Restaurants—3.2%
McDonald's Corp.	894,000	55,821,360
Yum! Brands, Inc.	1,514,000	52,944,580
		108,765,940
Semiconductor Equipment—1.6%
Applied Materials, Inc.	3,800,000	52,972,000
Semiconductors—4.4%
Intel Corp.	3,950,000	80,580,000
Texas Instruments, Inc.	2,600,000	67,756,000
		148,336,000
Specialized Consumer Services—2.0%
H&R Block, Inc.	3,058,600	69,185,532

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—92.8% (cont.)
Systems Software—4.1%
Microsoft Corp.	2,400,000	$73,176,000
Oracle Corp.	2,700,000	66,258,000
		139,434,000
Total Common Stocks (Cost: $2,128,053,313)		$3,155,945,593
Short Term Investment—8.1%
Repurchase Agreement—8.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 12/31/2009 due 1/4/2010, repurchase price $273,792,029, collateralized by Federal Home Loan Bank Notes, with rates from 0.875% - 1.100%, with a maturity of 3/30/2010, and with an aggregate market value plus accrued interest of $255,745,448, and by a United States Treasury Note with a rate of 1.750%, with a maturity of 3/31/2010, and with a market value plus accrued interest of $23,523,639 (Cost: $273,792,029)	$273,792,029	273,792,029
Total Short Term Investment (Cost: $273,792,029)		$273,792,029
Total Investments (Cost: $2,401,845,342)—100.9%		3,429,737,622
Liabilities In Excess of Other Assets—(0.9)%		(29,310,393)
Total Net Assets—100%		$3,400,427,229

(a)  Non income-producing security.

(b)  Represents a Sponsored American Depositary Receipt.

(c)  Represents a foreign domiciled corporation.

OAKMARK FUND

OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (12/31/09) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX4 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/09)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	7.42%	52.46%	-0.09%	6.94%	12.31%
S&P 500	6.04%	26.46%	0.42%	-0.95%	5.38%
Lipper Multi-Cap Value Index[8]	4.47%	26.59%	-0.56%	3.10%	5.67%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.08%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund increased by 7% in the quarter, bringing the calendar year increase to 52%. Those gains compare favorably to the S&P 500, which gained 6% in the quarter and 26% for the year. Liberty Entertainment was again the strongest contributor to the quarter's performance. That stock increased by 15% before its merger into DirecTV was completed in November. We kept our shares in DirecTV, which increased an additional 6% after the merger. Despite the strong performance, we believe DirecTV is still undervalued as an independent company and is even more undervalued compared to its strategic value to potential acquirers. Also contributing to the quarter's success were Medtronic, which increased 20%; Bristol-Myers, which was up 14%; and Merck, which returned 13%. We have previously said that we believed that healthcare stocks were discounting a worst case outcome on healthcare reform. Fortunately, the bills that passed the House and Senate appear to be less bad than worst case. Two of our biggest detractors for the quarter were financial stocks, Bank of America and JPMorgan, which lost 11% and 5% respectively. Our financial stocks had been very strong performers subsequent to the market bottom in March, and this pullback has allowed us to add somewhat to our positions.

Looking over the full year, the most important positive was that every stock we held at the beginning of the year is at a higher price today. With no losers, making money took care of itself. We had three stocks that more than doubled—Liberty Interactive, Newfield Exploration, and Liberty Entertainment. All three stocks had been depressed a year ago by what we considered to be excessive concern about leverage and the ability of healthy businesses to refinance their debt, and those fears have now diminished.

During the quarter we sold our position in Viacom because of how well the stock performed. We sold our positions in AOL and Liberty Starz, which were spun-off from Time Warner and Liberty Entertainment, respectively. Schering-Plough was merged into Merck, which we believed was also undervalued. However, following the merger, Merck stock increased significantly to the point that we believed other stocks were more undervalued, so we sold it. New purchases during the quarter were Comcast (see the Oakmark & Oakmark Select commentary for a description) and Cenovus, the newly created spin-off from Encana. Encana is a large energy company, which we own in the more diversified Oakmark Fund, whose primary assets are natural gas resources. In addition it owned what we believe are the best oil sands assets in Canada. Those assets now trade as Cenovus Energy, and we believe the market has not yet accorded this stock the premium price these assets deserve.

OAKMARK SELECT FUND

Last, we have frequently said that short-term performance numbers are more influenced by luck than by skill, and we have advised that investors shouldn't read too much into numbers that are less than a decade in duration. We won't alter that advice now that we have a good one-year number, but we also don't want to allow the end of a decade to pass without commenting on our long-term results. Despite many mistakes for which we are still kicking ourselves, for the decade of the '00s the Oakmark Select Fund achieved a total return of 96% while the S&P 500 lost 9%. That performance is the result of the talent and hard work of our entire investment team. To our teammates we say congratulations and thank you.

William C. Nygren, CFA Portfolio Manager oaklx@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager oaklx@oakmark.com

December 31, 2009

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—December 31, 2009 (Unaudited)

Name	Shares Held	Value
Common Stocks—93.6%
Broadcasting—9.9%
Discovery Communications, Inc. Class C (a)	9,009,500	$238,931,940
Cable & Satellite—11.4%
DIRECTV, Class A (a)	5,417,949	180,688,599
Comcast Corp., Class A	5,750,000	92,057,500
		272,746,099
Catalog Retail—4.1%
Liberty Media Holding Corp. - Interactive, Class A (a)	9,100,000	98,644,000
Computer & Electronics Retail—3.9%
Best Buy Co., Inc.	2,350,000	92,731,000
Computer Hardware—3.4%
Dell, Inc. (a)	5,613,000	80,602,680
Consumer Finance—3.5%
Capital One Financial Corp.	2,210,600	84,754,404
Data Processing & Outsourced Services—3.5%
Western Union Co.	4,465,400	84,172,790
Electronic Manufacturing Services—4.2%
Tyco Electronics, Ltd. (b)	4,067,838	99,865,423
Health Care Equipment—4.6%
Medtronic, Inc.	2,500,000	109,950,000
Integrated Oil & Gas—3.3%
Cenovus Energy, Inc. (b)	3,175,100	80,012,520
Internet Software & Services—3.7%
eBay, Inc. (a)	3,800,000	89,452,000
Movies & Entertainment—3.9%
Time Warner, Inc.	3,210,666	93,558,807
Oil & Gas Exploration & Production—4.2%
Newfield Exploration Co. (a)	2,100,000	101,283,000
Other Diversified Financial Services—8.1%
JPMorgan Chase & Co.	2,094,000	87,256,980
Bank of America Corp.	4,900,000	73,794,000
Bank of America Corp. - Common Equivalent Securities	2,295,100	34,242,892
		195,293,872

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—93.6% (cont.)
Pharmaceuticals—4.5%
Bristol-Myers Squibb Co.	4,310,200	$108,832,550
Restaurants—3.2%
Yum! Brands, Inc.	2,215,000	77,458,550
Semiconductors—8.2%
Intel Corp.	5,047,000	102,958,800
Texas Instruments, Inc.	3,575,000	93,164,500
		196,123,300
Specialized Consumer Services—6.0%
H&R Block, Inc.	6,369,600	144,080,352
Total Common Stocks (Cost: $1,674,155,244)		$2,248,493,287
Short Term Investment—5.7%
Repurchase Agreement—5.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 12/31/2009 due 1/4/2010, repurchase price $136,459,612, collateralized by a Federal Home Loan Bank Note, with a rate of 0.875%, with a maturity of 3/30/2010, and with a market value plus accrued interest of $139,193,749 (Cost: $136,459,612)	$136,459,612	136,459,612
Total Short Term Investment (Cost: $136,459,612)		$136,459,612
Total Investments (Cost: $1,810,614,856)—99.3%		2,384,952,899
Other Assets In Excess of Liabilities—0.7%		18,007,537
Total Net Assets—100%		$2,402,960,436

(a)  Non income-producing security.

(b)  Represents a foreign domiciled corporation.

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor and Edward A. Studzinski, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/09) AS COMPARED TO THE LIPPER BALANCED FUND INDEX9 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/09)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	4.52%	19.84%	6.24%	9.81%	11.40%
Lipper Balanced Fund Index	3.65%	23.35%	2.64%	2.79%	6.23%
S&P 500[4]	6.04%	26.46%	0.42%	-0.95%	6.55%
Barclays Capital U.S. Govt./Credit[10]	-0.21%	4.52%	4.71%	6.34%	6.06%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 0.81%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

"Inflation is the one form of taxation that can be imposed without legislation."

Milton Friedman

The Equity and Income Fund achieved a return of 5% in the quarter ended December 31, 2009, compared to 4% for Lipper's Balanced Fund Index. For the 2009 calendar year, the Fund returned 20%, and the Lipper Balanced Fund Index returned 23% over the same period. The Equity and Income Fund has also returned 11% compounded annually since its inception. We are pleased with these returns, especially because the past twelve months were marked by extreme volatility for stocks, bonds, money market instruments, and currencies. During that time we preserved capital on your investment and earned an absolute positive rate of return. We would also note that last year's results pretty much erased the declines of 2008, so most of you who were invested through that period are basically even on your investment.

Capital preservation in and of itself can represent a pyrrhic victory. In this quarter, we were confronted with surging valuations in corporate and U.S. Treasury securities, as well as in certain areas of emerging markets. We responded by taking profits from the corporate fixed income sector and reducing our overall U.S. Treasury exposure, while allowing our equity exposure to creep upwards. We have also increased our exposure to step-coupon U.S. Government Agencies, where the coupon rate resets in certain situations (however, given no free lunch, the bond can be called away in declining or stable rate settings). We have continued to avoid the financial services sector, believing that transparency remains an issue there. We are also increasingly concerned that the "class warfare" scenario being played out in Congress, with the tacit encouragement of the current administration, will impair U.S. financial services firms' ability to compete globally.

Fixed income investors continue to be confronted with deflationary pressures on the one hand and inflationary expectations on the other. Some countries, like Australia, are raising rates. Others, like Canada should be raising their rates. Still others, like the U.S., are keeping rates low for the present. We are trying to walk a fine line in this regard.

Although rates at the long end of the U.S. Treasury curve have recently been increasing, we suspect that this has less to do with real inflationary pressures and more to do with the continued increase in supply of U.S. Treasuries. The duration of the Fund's fixed income portfolio has been shortened, dropping from above four in the last quarter to now just above three. This strategy has continued to dampen portfolio volatility.

The strongest contributor to performance during the quarter was XTO Energy Inc., due to a take-over stock offer from Exxon Mobil. We are pleased that the offer confirms our thesis about

OAKMARK EQUITY AND INCOME FUND

the undervaluation of politically safe natural gas resources in this country. However, we are disappointed with the value of Exxon Mobil's offer as well as the market's subsequent punishing of Exxon Mobil's share price. Other strong performers were Nestle, reflecting the sale of its final ownership stake in Alcon to Novartis for cash; Hospira, for continued strong operating improvements and its future potential to supply bio-generic drugs to the U.S. marketplace; Wal-Mart Stores, reflecting the strength of its core franchise; and Diageo, due to strong operating performance in the face of difficult retail brand markets. Underperformers for the quarter were Avon Products, due to concerns about exposure in Venezuela; Comcast Class A, due to concerns about the purchase of NBC; CVS Caremark, reflecting the loss of certain renewal contracts in its pharmaceutical benefits management subsidiary; and EnCana, reflecting market uncertainty about how to value the two residual pieces of the company after the spin out of its Canadian oil tar sands business.

Portfolio activity in this quarter was quite minimal, with the only sale being Comcast Corporation, Class A. We believed that the company's interest in NBC raised credibility concerns about Comcast's management. We also question the long-term growth potential of the cable business in an increasingly internet world. Our only new position was in H&R Block, a company with commanding market share in the tax-return preparation business. Its new management team has slowly been unwinding the company's missteps in the mortgage securities and investment areas and has re-focused on its core business.

At the quarter end, of the total portfolio, U.S. Treasury securities comprised 15.6%, U.S. Treasury Inflation Index securities 4.6%, U.S. Treasury Bills 4.2%, and U.S. Government Agencies 3.4%. Sovereign government debt (Australia, Canada, and Sweden) represented 4.6% of the portfolio as of December 31. We continue to reflect daily about fixed income.

TIPS Revisited

As we have noted in our previous reports, we receive a lot of questions about the fixed income portion of the portfolio. One of the recurrent ones in recent months has been why we have reduced our position in TIPS (Treasury Inflation Protection Securities), especially given concerns about rising inflation. We felt that a discussion of the mechanics of TIPS was in order. Assume that on December 31 of last year, you were able to buy two imaginary new Treasury issues that would settle when the markets opened on January 4 this year, both at par, with $100,000 invested in each. The first issue was a twenty-year maturity, fixed coupon issue with a 2.00% coupon. The second issue was a twenty-year maturity TIPS with a 2.00% coupon. Assume 5% inflation during that first year of issue for both securities and that inflation increased equally per month. On the fixed 2.00% coupon, you would receive $1,000 each six months, for a total of $2,000 over twelve months. For the TIPS issue, at the end of the first six months, you would receive 1/2 of your 2% coupon. On an inflation-adjusted principal of $102,500, that would total $1,025. At the end of the second six-month period, you would receive 1/2 of your 2% coupon on an inflation-adjusted principal of $105,000 or $1,050. This would total $2,075 for the year. "Great," you say, "my investment is keeping up with inflation." The fly in the ointment, however, is that in a personal rather than tax-exempt account (such as IRA or pension), you must pay tax on the $5,000 of accreted principal, even though you have received no cash payment.

Now, let us assume the same facts as before, but with 5% deflation in that first year, deflating equally per month. On the fixed coupon issue, at the end of twelve months you will still have received a total of $2,000: $1,000 every six months. However, on the TIPS, given 2.5% deflation in the first six months, you will receive 1% x 0.975 x $100,000 or $975. At the end of the second six months, you will receive 1% x 0.95 x $100,000 or $950 for a total of $1,925 for the year.

We recognize that this is an unreal example, but it is intended to offer a rough explanation of how TIPS work. Neither inflation nor deflation goes straight up or down. Indeed, both will bounce around quite a bit. The point of the example is that, for existing TIPS issues, comprising most of what is available in the market, any sustained period of deflation could result in major principal erosion. Obviously, a better solution is to buy newly issued TIPS and hold them to maturity, since one will get back par at maturity, no matter what happens in the interim. Is there a place for TIPS in your and our portfolio? The answer is unquestionably yes, but at the right price and in the right setting. The adjustment in principal for TIPS is driven by the Consumer Price Index for urban areas, the components of which are determined by a U.S. government entity. Those of you collecting Social Security will know this, since at the end of 2009, the government announced that there would be no Cost of Living Adjustment in 2010, for we had deflation rather than inflation.

The Weather

Mark Twain commented that everyone talks about the weather, but no one does anything about it. Weather is one of those things where the potential economic impact of adverse weather can be immense, yet our ability to forecast it on other than a short-term basis, is not much better than our ability to forecast interest-rates or financial markets. This winter has so far been that case in spades. Most long-range forecasts had been anticipating that a large El Nino pattern in the Pacific Hemisphere would produce moderately warm weather in North America. We now learn that volcanic activity can basically void the normal weather patterns, serving in effect as a "black swan" by reducing sunlight. The chemicals, ash, and other debris can also end up causing rain and snowfall. There also can be an impact on wind patterns in the Arctic, letting cold air surge further south than is usual. While the rest of the winter, as well as spring, is yet to play out, we suspect that just as snowstorms and underwear bombs impacted Christmas travel and retail sales, the ongoing heavy winter weather will have an impact on crops, local and state government budgets, insurance claims, and

OAKMARK EQUITY AND INCOME FUND

other economic issues that were neither anticipated nor allowed for at a time when the economic margins of safety continue to be stressed. Given that the Nelson A. Rockefeller Institute of Government has just pointed out that state tax collections in the first three quarters of 2009 fell the most in 46 years, 2010 and 2011 should be quite difficult for state and local governments. As most states are constrained on tax increases and cannot print money, they are likely to be an increasing source of bond market stress. They may also add pressures to unemployment.

Consumer to the Rescue?

An ongoing news story has been whether the consumer would step forward and spend during the Christmas holidays. While we await the year-end earnings reports from retailers, we suspect that results were mixed. After all, roughly 27 million Americans are out of work, not working as much as they'd like, or not working for the compensation they think they should be getting. More than 36 million Americans are now receiving food stamps. Thus, we continue to have a divergent economy. On the one hand, financial firms that were once in danger of going under have been paying back TARP money hand over fist so that they can pay out record compensation at year-end. On the other hand, the core of the economy has not enjoyed the same improvement that financial markets have, so employment and consumer spending have not rebounded. As Stephanie Pomboy indicated in a recent piece, in 2009, stocks outperformed U.S. Treasury bonds by more than 60%. The S&P 5004 was up by more than 25% for the year and 10-year Treasuries were off by more than 35%. Using Macro Maven's logic, to support this level of "giddiness," consumer spending would need to be up by 7-13%, or, to put it another way, just to hit the low end of that range, spending would need to have increased by $693 billion. In fact, the annual gain in consumer spending was less than $100 billion. We offer only the following observation, which is that such extremes can continue for long periods of time, but ultimately revert towards the mean.

The New Decade.....

Your two managers are often considered to be a combination of optimism and pessimism that in the end cancels each other out. In fact, our decisions are usually complementary, and our daily explanations of our views to one another allow us to engage in farther ranging and more honest discussions than the soliloquies that may occur in many money management firms. A good deal concerns us about the current economic environment. However, we also find a lot about which to be optimistic. Yes, some areas that we like to invest in are becoming too expensive to continue investing there. But at the same time, the vastness of the financial markets, coupled with investors' increased tendency to feel uncomfortable outside of "the herd," is presenting us with a broader range of opportunities. An investor in this Fund needs to be comfortable with the fact that your managers (and fellow investors) will often be out of synch with what you hear on the daily market reviews and with conventional wisdom. As J. B. Priestly once said, "One of the delights known to age, and beyond the grasp of youth, is that of Not Going." Knowing who we are, we continue to focus on the long term. We continue to see many opportunities, albeit different ones than before. We will often be early in our investment decisions. We will make some mistakes, but we seek to learn from them rather than be condemned to repeat them. We hope to find compelling, sustainable value opportunities. The number of them that we need to be successful is not great. We will write to you again at the end of the next quarter concerning our progress.

Clyde S. McGregor, CFA Portfolio Manager oakbx@oakmark.com	Edward A. Studzinski, CFA Portfolio Manager oakbx@oakmark.com

December 31, 2009

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2009 (Unaudited)

Name	Shares Held	Value
Common Stocks—63.4%
Aerospace & Defense—10.1%
General Dynamics Corp.	8,000,000	$545,360,000
L-3 Communications Holdings, Inc.	4,100,000	356,495,000
Rockwell Collins, Inc.	6,279,000	347,605,440
Goodrich Corp.	4,293,700	275,870,225
Alliant Techsystems, Inc. (a)	1,241,500	109,587,205
Precision Castparts Corp.	494,300	54,546,005
		1,689,463,875
Apparel Retail—1.6%
The TJX Cos., Inc.	6,000,000	219,300,000
Foot Locker, Inc.	4,830,000	53,806,200
		273,106,200
Application Software—0.2%
Mentor Graphics Corp. (a)	3,081,318	27,208,038
Cable & Satellite—1.5%
Scripps Networks Interactive, Inc., Class A	6,250,000	259,375,000
Communications Equipment—0.6%
Cisco Systems, Inc. (a)	4,000,000	95,760,000
Computer Hardware—0.2%
Diebold, Inc.	1,200,000	34,140,000
Construction Materials—0.9%
Martin Marietta Materials, Inc.	1,600,000	143,056,000
Data Processing & Outsourced Services—0.5%
Broadridge Financial Solutions, Inc.	3,843,300	86,704,848
Distillers & Vintners—2.4%
Diageo PLC (b)	5,683,300	394,477,853
Diversified Metals & Mining—1.3%
Walter Energy, Inc.	3,000,000	225,930,000
Drug Retail—2.1%
CVS Caremark Corp.	11,000,000	354,310,000
Electrical Components & Equipment—0.5%
Rockwell Automation Inc.	1,900,000	89,262,000

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—63.4% (cont.)
Electronic Manufacturing Services—0.9%
Tyco Electronics, Ltd. (c)	6,037,600	$148,223,080
Health Care Equipment—7.5%
Covidien PLC (c)	9,392,500	449,806,825
Hospira, Inc. (a)	7,728,000	394,128,000
Varian Medical Systems, Inc. (a)	5,700,000	267,045,000
Steris Corp.	2,768,300	77,429,351
Kinetic Concepts, Inc. (a)	1,921,800	72,355,770
		1,260,764,946
Health Care Services—2.1%
Laboratory Corp. of America Holdings (a)	4,666,100	349,210,924
Home Furnishings—1.0%
Mohawk Industries, Inc. (a)	3,000,000	142,800,000
Leggett & Platt, Inc.	1,327,656	27,084,183
		169,884,183
Hypermarkets & Super Centers—5.4%
Wal-Mart Stores, Inc.	10,000,000	534,500,000
Costco Wholesale Corp.	6,426,400	380,250,088
		914,750,088
Industrial Machinery—0.9%
Pentair, Inc.	4,200,000	135,660,000
Mueller Water Products, Inc., Class A	2,000,000	10,400,000
		146,060,000
Integrated Oil & Gas—2.3%
Cenovus Energy, Inc. (c)	15,468,200	389,798,640
Life Sciences Tools & Services—0.5%
PerkinElmer, Inc.	3,500,000	72,065,000
Varian, Inc. (a)	100,000	5,154,000
		77,219,000
Marine—0.5%
Kirby Corp. (a)	2,559,900	89,161,317
Oil & Gas Exploration & Production—7.9%
XTO Energy, Inc.	13,819,372	643,015,379
Apache Corp.	4,000,000	412,680,000
EnCana Corp. (c)	8,250,000	267,217,500
		1,322,912,879
Oil & Gas Storage & Transportation—1.1%
The Williams Cos., Inc.	8,694,100	183,271,628

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—63.4% (cont.)
Packaged Foods & Meats—6.5%
Nestle SA (b)	9,136,000	$443,406,624
ConAgra Foods, Inc.	17,500,000	403,375,000
Unilever PLC (b)	5,500,000	175,450,000
Unilever NV (b)	2,000,000	64,660,000
		1,086,891,624
Personal Products—2.9%
Avon Products, Inc.	15,500,000	488,250,000
Real Estate Investment Trusts—0.1%
Walter Investment Management Corp.	1,093,695	15,672,649
Reinsurance—1.1%
PartnerRe, Ltd. (c)	2,511,600	187,516,056
Specialized Consumer Services—0.4%
H&R Block, Inc.	3,000,000	67,860,000
Specialty Stores—0.4%
Tractor Supply Co. (a)	1,367,300	72,412,208
Total Common Stocks (Cost: $8,306,510,781)		$10,642,653,036
Fixed Income—27.0%
Corporate Bonds—0.9%
Diversified Real Estate Activities—0.1%
Brookfield Asset Management, Inc., 7.125%, due 6/15/2012	$18,840,000	$19,777,403
Housewares & Specialties—0.2%
Fortune Brands, Inc., 5.375%, due 1/15/2016	22,750,000	22,644,213
Leisure Facilities—0.1%
Vail Resorts, Inc., 6.75%, due 2/15/2014	14,897,000	14,785,273
Oil & Gas Exploration & Production—0.2%
Newfield Exploration Co., 7.125%, due 5/15/2018	30,504,000	30,809,040
Newfield Exploration Co., 6.625%, due 4/15/2016	5,000,000	5,012,500
		35,821,540
Paper Packaging—0.1%
Sealed Air Corp., 144A, 5.625%, due 7/15/2013 (d)	18,740,000	19,814,964

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—27.0% (cont.)
Property & Casualty Insurance—0.1%
Fund American Cos., Inc., 5.875%, due 5/15/2013		$20,498,000	$20,454,339
Semiconductor Equipment—0.1%
ASML Holding NV, 5.75%, due 6/13/2017	EUR	9,660,000	13,848,092
Total Corporate Bonds (Cost: $131,606,376)			$147,145,824
Government and Agency Securities—26.1%
Canadian Government Bonds—2.3%
Canadian Government Bond, 4.00%, due 6/1/2016	CAD	97,735,000	$98,291,029
Canadian Government Bond, 3.50%, due 6/1/2013	CAD	96,600,000	96,037,497
Canadian Government Bond, 3.00%, due 6/1/2014	CAD	98,870,000	95,927,109
Canadian Government Bond, 1.25%, due 6/1/2011	CAD	98,870,000	94,767,157
			385,022,792
Swedish Government Bonds—0.2%
Swedish Government Bond, 3.00%, due 7/12/2016	SEK	200,000,000	27,983,479
U.S. Government Agencies—3.4%
Federal Farm Credit Bank, 3.50%, due 10/3/2011		$96,600,000	100,483,513
Federal Farm Credit Bank, 0.122%, due 2/22/2012 (e)		93,700,000	93,436,141
Tennessee Valley Authority, 6.79%, due 5/23/2012		56,735,000	63,560,504
Tennessee Valley Authority, 5.50%, due 7/18/2017		56,515,000	61,601,350
Federal Farm Credit Bank, 3.875%, due 11/13/2012		38,645,000	40,819,709
Federal Home Loan Banks, 1.30%, due 1/25/2013 (f)		20,000,000	19,998,200
Federal Farm Credit Bank, 4.50%, due 10/17/2012		15,215,000	16,304,044
Federal Farm Credit Bank, 5.125%, due 8/25/2016		14,130,000	15,256,557
Federal Home Loan Banks, 0.75%, due 12/11/2012 (f)		15,000,000	14,923,455
Federal Farm Credit Bank, 3.875%, due 8/25/2011		14,005,000	14,639,665
Tennessee Valley Authority, 4.375%, due 6/15/2015		9,660,000	10,137,368
Federal Farm Credit Bank, 0.285%, due 6/8/2011 (e)		9,885,000	9,892,414
Federal Farm Credit Bank, 3.85%, due 2/11/2015		9,415,000	9,756,096
Federal Home Loan Bank, 1.00%, due 6/8/2012 (f)		9,390,000	9,411,512
Federal Home Loan Bank, 1.00%, due 12/10/2014 (f)		9,450,000	9,409,337
Federal Home Loan Mortgage Corp., 3.00%, due 6/30/2014 (f)		8,780,000	8,866,562
Federal Farm Credit Bank, 5.28%, due 8/16/2013		7,245,000	8,004,559
Federal Home Loan Bank, 2.10%, due 12/17/2014 (f)		6,970,000	6,855,274
Federal Farm Credit Bank, 5.20%, due 11/28/2016		5,650,000	6,121,216
Federal Farm Credit Bank, 5.125%, due 6/6/2011		5,250,000	5,560,259
Federal Home Loan Banks, 2.00%, due 12/24/2014 (f)		5,500,000	5,437,267
Federal Farm Credit Bank, 4.92%, due 8/26/2013		4,710,000	5,145,567
Federal Farm Credit Bank, 4.875%, due 12/16/2015		4,710,000	5,075,359

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—27.0% (cont.)
U.S. Government Agencies—3.4% (cont.)
Federal National Mortgage Association, 1.50%, due 1/12/2015 (f)		$5,000,000	$4,998,800
Federal National Mortgage Association, 1.25%, due 11/10/2014 (f)		5,000,000	4,991,995
Federal Farm Credit Bank, 5.10%, due 8/9/2011		4,685,000	4,984,343
Federal National Mortgage Association, 2.25%, due 12/15/2014 (f)		4,750,000	4,652,121
Federal National Mortgage Association, 1.25%, due 12/30/2014 (f)		4,500,000	4,479,448
Federal Farm Credit Bank, 5.05%, due 5/25/2011		3,746,000	3,960,215
Federal National Mortgage Association, 2.00%, due 2/12/2014 (f)		3,335,000	3,342,574
Federal Farm Credit Bank, 4.50%, due 8/8/2011		2,815,000	2,967,998
Federal Farm Credit Bank, 4.82%, due 10/12/2012		2,345,000	2,536,050
			577,609,472
U.S. Government Bonds—0.8%
United States Treasury Bonds, 8.125%, due 8/15/2019		100,000,000	134,593,800
U.S. Government Notes—19.4%
United States Treasury Notes, 1.625%, due 1/15/2018, Inflation Indexed		510,089,672	522,164,515
United States Treasury Notes, 2.875%, due 1/31/2013		483,005,000	500,099,030
United States Treasury Notes, 3.25%, due 5/31/2016		494,340,000	496,387,062
United States Treasury Notes, 1.375%, due 7/15/2018, Inflation Indexed		250,615,000	251,123,999
United States Treasury Notes, 3.25%, due 7/31/2016		250,000,000	250,449,250
United States Treasury Notes, 1.00%, due 10/31/2011		250,000,000	249,775,000
United States Treasury Notes, 1.375%, due 9/15/2012		250,000,000	248,828,000
United States Treasury Notes, 1.375%, due 10/15/2012		250,000,000	248,593,750
United States Treasury Notes, 0.75%, due 11/30/2011		250,000,000	248,369,250
United States Treasury Notes, 3.00%, due 8/31/2016		250,000,000	245,879,000
			3,261,668,856
Total Government and Agency Securities (Cost: $4,279,347,514)			$4,386,878,399
Total Fixed Income (Cost: $4,410,953,890)			$4,534,024,223
Short Term Investments—9.7%
Australian Government Bills—0.3%
Australia Treasury Bill, 3.22%, due 1/22/2010 (g) (Cost: $52,602,611)	AUD	59,000,000	$52,913,006

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Par Value		Value
Short Term Investments—9.7% (cont.)
Canadian Treasury Bills—1.8%
Canadian Treasury Bills, 0.46% - 0.68%, due 2/18/2010 - 12/23/2010 (g) (Cost: $289,980,357)	CAD	322,445,000	$307,549,593
Commercial Paper—3.3%
American Honda Finance, 0.13% - 0.18%, due 1/11/2010 - 2/25/2010		$104,446,000	104,432,677
Johnson & Johnson, 144A, 0.10% - 0.17%, due 2/23/2010 - 5/3/2010 (d)		55,000,000	54,981,017
Medtronic, Inc., 144A, 0.13% - 0.14%, due 1/5/2010 - 3/5/2010 (d)		40,756,000	40,751,400
Microsoft Corp., 144A, 0.08% - 0.16%, due 1/12/2010 - 4/14/2010 (d)		110,000,000	109,984,769
Toyota Motor Credit, 0.06% - 0.19%, due 1/4/2010 - 2/22/2010		211,000,000	210,976,735
Wellpoint, Inc., 144A, 0.17% - 0.20%, due 1/4/2010 - 1/11/2010 (d)		39,000,000	38,999,008
Total Commercial Paper (Cost: $560,125,612)			560,125,606
U.S. Government Bills—4.2%
United States Treasury Bills, 0.14% - 0.41%, due 4/8/2010 - 12/16/2010 (g) (Cost: $698,821,880)		700,000,000	698,511,350
Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 12/31/2009 due 1/4/2010, repurchase price $17,945,470, collateralized by a United States Treasury Note, with a rate of 1.750%, with a maturity of 3/31/2010, and with a market value plus accrued interest of $18,305,687 (Cost: $17,945,470)		17,945,470	17,945,470
Total Short Term Investments (Cost: $1,619,475,930)			$1,637,045,025
Total Investments (Cost: $14,336,940,601)—100.1%			16,813,722,284
Liabilities In Excess of Other Assets—(0.1)%			(10,536,597)
Total Net Assets—100%			$16,803,185,687

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

(a)  Non income-producing security.

(b)  Represents a Sponsored American Depositary Receipt.

(c)  Represents a foreign domiciled corporation.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)  Floating Rate Note. Rate shown is as of December 31, 2009.

(f)  Step-Coupon.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to abbreviations:

AUD: Australian Dollar

CAD: Canadian Dollar

EUR: Euro

SEK: Swedish Krona

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (12/31/09) AS COMPARED TO THE MSCI WORLD INDEX11 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/09)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	3.70%	40.19%	5.31%	11.75%	11.24%
MSCI World	4.07%	29.99%	2.01%	-0.24%	1.26%
Lipper Global Fund Index[12]	4.45%	31.06%	3.20%	1.03%	3.03%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.16%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

For the quarter ended December 31, the Oakmark Global Fund returned 4%, compared to the same return for the MSCI World Index and the Lipper Global Fund Index. During calendar year 2009, the Fund returned 40%, compared to 30% for the MSCI World Index and 31% for the Lipper Global Fund Index. We are very pleased with the strong absolute and relative returns after such a negative 2008. Since its inception in August 1999, the Fund has an annualized return of 11%, compared to a return of 1% for the MSCI World Index over the same time period.

The Fund's 2009 performance occurred despite the relatively low returns from our Japanese holdings for the year and during the fourth quarter. Not only was TOPIX13 (the Japanese index) the worst performing major equity market last year, but it also is trading at roughly the same level as it was twenty-five years ago! Many claim that Japan is a value trap and should be avoided. It is easy to understand such negative sentiments. Japan's nominal GDP is around the same level as it was in the early 1990s. Economic growth remains anemic, deflation continues, political and corporate decision making remains slow and reactive (and we believe many times incorrect!), and the government's debt relative to GDP is the highest among major economies.

This macro backdrop is important to understand, but does not reveal the entire picture of what is happening in Japan. Despite the issues we have highlighted, we believe Japanese securities are very attractive. First, they are very cheap. A majority of companies on the TOPIX trade below book value, and many companies trade for less than cash value. Second, some management teams are beginning to look beyond banking and employee relationships, realizing that shareholders are legitimate stakeholders. Companies like Toyota, Canon and Rohm, which are all Global Fund holdings, are leading Japanese institutions that have invested wisely in their businesses over time, have cut costs and reduced employees to improve returns. They are now delivering significant amounts of excess capital to shareholders via dividends and repurchases. In a consensus-driven society like Japan's, these actions do not go unnoticed by other corporate leaders. Third, such actions have improved the quality of businesses over the past few years. Prior to the financial crisis, ROEs in Japan reached almost

OAKMARK GLOBAL FUND

double-digit levels from close to zero during the late '90s/early 2000s. Lastly, shareholder pressure on management teams should ensure that these trends continue. Foreign investors are helping, but the Japanese will try to resist the "barbarians at the gate." Instead, Japanese pension funds and individuals will push consensus-led change. Pension funds are becoming more vocal, demanding higher ROEs and voting proxies that benefit shareholders rather than incumbent management teams. Individual investors also are increasing their equity holdings via mutual funds and direct equity investments. Japan has the oldest population of any developed nation. With over 50% of their money, or $8 trillion, sitting in savings accounts that earn close to nothing, individuals are looking for higher yielding assets so they do not outlive their retirement funds. The TOPIX has a market cap of approximately $2 trillion (25% of the money sitting in savings accounts!) and yields 2%. In March 2003, individuals had 7.4% of their assets invested in equities and mutual funds. This grew to 13.5% as of March 2008. The shift from savings to investing started in the late 1990s and continues to be a force today.

Our Japanese holdings now account for close to 20% of the Fund, the highest weight we have ever held. We feel comfortable with this due to the attractiveness of our Japanese holdings and the positive trends we are seeing regarding improvements to quality.

While we were fairly active in trading in the Global Fund during the quarter, we initiated only one new position and did not eliminate any holdings. We noted last quarter that we had begun building out a position in International Flavors & Fragrances (IFF), and we continued this process in the December quarter. Our new holding is actually a portfolio retread, the consumer credit company Equifax. The Global Fund held Equifax shares from the Fund's earliest days, and we eliminated the holding at a significant profit in 2006. With the market's travails over the past few years, as well as investors' aversion to any company touching the mortgage space, Equifax's share price has drifted lower since our sale, allowing us to reenter the name at an attractive price. Equifax owns one of the three dominant credit bureaus, providing information about individual consumers' credit history. Equifax also owns TALX, a database company that gathers and markets employment and income verification data. While the recession has impaired Equifax's growth, we believe that the company's ability to provide information on consumers' ability to pay alongside those consumers' propensity to pay offers a compelling value proposition.

One of the portfolio's big news items during the quarter was the announcement in December that Exxon Mobil (XOM) would acquire long-time Fund holding XTO in an all-stock deal. As value investors, acquisitions of portfolio holdings are almost always welcome outcomes, particularly when the acquirer is an acknowledged industry super-power like Exxon. If we continue to hold XTO to the deal's conclusion, the Global Fund will receive XOM shares valued at a respectable premium to the XTO price before the announcement. Exxon has articulated reasons for effecting this acquisition that echo our investment case for XTO, and Exxon has even proposed moving its domestic onshore exploration and production business headquarters into XTO's Fort Worth offices. Nevertheless, we remain somewhat conflicted concerning this deal as we wonder if the implied price undervalues XTO. We expect to write more on this issue in future reports. In the meantime, we must thank XTO management for their excellent leadership over the Fund's holding period.

Happy New Year! Here's to a prosperous and healthy 2010!

Clyde S. McGregor, CFA Portfolio Manager oakgx@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakgx@oakmark.com

December 31, 2009

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Global Diversification—December 31, 2009 (Unaudited)

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2009 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—98.0%
Aerospace & Defense—2.6%
ITT Corp. (United States)	Designs & Manufactures a
	Variety of Engineered Products &
	Military Defense Systems	480,000	$23,875,200
Alliant Techsystems, Inc. (United States) (a)	Propulsion Systems & Munitions	260,487	22,993,188
			46,868,388
Apparel, Accessories & Luxury Goods—6.0%
Compagnie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	1,954,700	65,730,394
Bulgari SpA (Italy)	Jewelry Manufacturer & Retailer	5,301,093	43,659,344
			109,389,738
Application Software—3.0%
SAP AG (Germany)	Develops Business Software	1,146,300	54,647,747
Asset Management & Custody Banks—4.4%
Julius Baer Group, Ltd. (Switzerland)	Asset Management	1,773,700	62,378,274
GAM Holding, Ltd. (Switzerland)	Asset Management	1,510,700	18,293,160
			80,671,434
Automobile Manufacturers—5.6%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,432,300	60,387,141
Daimler AG Registered (Germany)	Automobile Manufacturer	786,300	41,881,191
			102,268,332
Broadcasting—7.0%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	4,083,000	74,985,953
Discovery Communications, Inc., Class C (United States) (a)	Media Management & Network Services	1,550,150	41,109,978
Discovery Communications, Inc., Class A (United States) (a)	Media Management & Network Services	359,400	11,022,798
			127,118,729

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—98.0% (cont.)
Building Products—2.1%
Assa Abloy AB, Series B (Sweden)	Develops, Designs & Manufactures Security Locks	2,011,000	$38,741,909
Distillers & Vintners—2.2%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	2,349,600	40,991,472
Diversified Banks—0.8%
Bank of Ireland (Ireland) (a)	Commercial Bank	7,316,600	13,847,103
Diversified Capital Markets—5.8%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	1,116,900	55,332,707
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	3,180,020	49,519,956
			104,852,663
Electronic Components—2.3%
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	2,300,600	41,375,809
Electronic Manufacturing Services—2.1%
Tyco Electronics, Ltd. (Switzerland)	Manufactures Electronic Components	1,581,200	38,818,460
Health Care Equipment—2.9%
Covidien PLC (Ireland)	Health Care Equipment & Supplies	1,098,000	52,583,220
Health Care Services—4.3%
Laboratory Corp. of America Holdings (United States) (a)	Medical Laboratory & Testing Services	1,043,200	78,073,088
Home Entertainment Software—3.2%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	2,779,100	58,629,770

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—98.0% (cont.)
Human Resource & Employment Services—2.9%
Adecco SA (Switzerland)	Temporary Employment Services	955,600	$52,715,645
Industrial Conglomerates—2.7%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	786,500	49,933,984
Industrial Machinery—4.7%
Snap-On, Inc. (United States)	Tool & Equipment Manufacturer	2,017,000	85,238,420
Investment Banking & Brokerage—3.7%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	13,586,000	68,373,441
Life Sciences Tools & Services—1.0%
MDS, Inc. (Canada) (a)	Products & Services for Medical Product Manufacturers	2,307,500	17,652,375
Movies & Entertainment—1.5%
Live Nation, Inc. (United States) (a)	Live Events Producer, Operator, & Promoter	3,296,600	28,054,066
Office Electronics—4.9%
Canon, Inc. (Japan)	Computers & Information	1,147,500	48,812,880
Neopost SA (France)	Mailroom Equipment Supplier	481,100	39,707,792
			88,520,672
Oil & Gas Exploration & Production—5.5%
XTO Energy, Inc. (United States)	Oil & Natural Gas Exploration & Production	1,239,800	57,687,894
Apache Corp. (United States)	Oil & Natural Gas Exploration & Production	404,500	41,732,265
			99,420,159
Railroads—2.8%
Union Pacific Corp. (United States)	Rail Transportation Provider	813,600	51,989,040
Research & Consulting Services—1.6%
Equifax, Inc. (United States)	Information Management, Transaction Processing, Direct Marketing & Customer Relationship Management	719,000	22,209,910

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—98.0% (cont.)
Research & Consulting Services—1.6% (cont.)
Meitec Corp. (Japan)	Software Engineering Services	565,000	$7,638,269
			29,848,179
Semiconductors—5.6%
Intel Corp. (United States)	Computer Component Manufacturer & Designer	2,539,000	51,795,600
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	769,300	50,206,737
			102,002,337
Specialty Chemicals—2.6%
International Flavors & Fragrances, Inc. (United States)	Manufactures Flavors & Fragrance Products	686,500	28,242,610
Givaudan SA (Switzerland)	Manufactures & Markets Fragrances	24,100	19,283,976
			47,526,586
Systems Software—4.2%
Oracle Corp. (United States)	Software Services	3,086,200	75,735,348
Total Common Stocks (Cost: $1,579,491,555)			$1,785,888,114

Short Term Investment—1.5%
Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 12/31/2009 due 1/4/2010, repurchase price $27,171,044, collateralized by a United States Treasury Note, with a rate of 1.750%, with a maturity of 3/31/2010, and with a market value plus accrued interest of $28,232,400 (Cost: $27,171,044)	$27,171,044	27,171,044
Total Short Term Investment (Cost: $27,171,044)		$27,171,044
Total Investments (Cost: $1,606,662,599)—99.5%		1,813,059,158
Other Assets In Excess of Liabilities—0.5%		8,758,303
Total Net Assets—100%		$1,821,817,461

(a)  Non income-producing security.

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL SELECT FUND FROM ITS INCEPTION (10/2/06) TO PRESENT (12/31/09) AS COMPARED TO THE MSCI WORLD INDEX11 (UNAUDITED)

	Total Returns (as of 12/31/09)
(Unaudited)	Last 3 Months *	1-year	Average Annual Total Return Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	5.13%	53.58%	3.15%
MSCI World	4.07%	29.99%	-2.89%
Lipper Global Fund Index[12]	4.45%	31.06%	-1.53%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.35%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Global Select Fund returned 5% for the quarter ended December 31, 2009, compared to the MSCI World Index, which returned 4% for the same period. We are pleased to report our relative and absolute performance for the 2009 calendar year; the Fund returned 54% versus the benchmark return of 30%. Since inception, the Fund has returned an average of 3% per year, outperforming the MSCI World Index, which has averaged -3% per year over the same period.

The top contributor to performance for both the quarter and calendar year was Swiss-based Compagnie Financiere Richemont ("Richemont"), a luxury goods manufacturer and retailer of brands such as Cartier and Montblanc. (Please see the Oakmark International Fund letter where Richemont is discussed in more detail.) Schroders, a U.K.-based international asset management group, was another top contributor for the quarter, returning 16%. Shares reacted positively to higher than expected inflows into both the high margin retail and institutional business products. Schroders's assets under management rose more than 23% from June 30, 2009 to September 30, 2009. With its strong balance sheet, large net cash position, and good investment mix of approximately 70% equities, Schroders was able to minimize the losses that other asset managers, who were exposed to riskier assets, experienced. After returning close to 70% during the year, we sold our position and used the proceeds to purchase another investment opportunity trading at a larger discount to our estimate of fair value.

The biggest detractor from the Fund's performance for the quarter was UBS, a Swiss-based asset management and investment banking group, which fell 15%. However, UBS has returned 30% since we initially purchased it in the third quarter, and it has contributed close to 2% to Fund performance for this period. The main cause of its weak performance during the most recent quarter was concern surrounding cash outflows due to a tax amnesty announced by the Italian government in October, as there are expectations that Italian citizens who have funds in Swiss banks will relocate this money, thereby draining their Swiss accounts. Because UBS has on-shore branches in Italy, it has historically retained a large percentage of Italian assets. While we recognize that the stock price may decline in the short term, we believe that this situation will not be

OAKMARK GLOBAL SELECT FUND

materially damaging to business value, and our investment conviction for UBS remains strong. More importantly, however, UBS announced third quarter results that showed it had improving capital ratios and that its investment bank had returned to profitability.

Another significant detractor for the quarter was Dell, a U.S.-based computer and electronics manufacturer. Dell reported weak third quarter earnings, but there were underlying signs of improvement. The company was underexposed to the strongest areas of the market, namely consumer, emerging markets, and the buildup of channel inventory. The company's sales to large and mid-sized business improved, and it maintained its margins. We believe Dell should be an outsized beneficiary from the Windows 7 upgrade cycle that is expected for 2010.

There were some changes to the portfolio during the quarter, but many were a result of corporate actions and spin-offs. Liberty Entertainment merged with DIRECTV and also spun off Liberty Starz, which was subsequently sold from the portfolio. Time Warner spun off AOL, which we sold. Additionally, the Fund received shares of Merck after that company acquired Schering-Plough. This position has also been sold from the Fund. Additional sales from the Fund included Schroders and Viacom. Additions to the portfolio included Toyota Motor, the Japanese-based auto manufacturer; Comcast, a U.S.-based cable service provider; and Cenovus Energy, a North American oil company.

Our hedging positions remained relatively unchanged from last quarter. The Fund has approximately 19% of the underlying euro exposure, 23% of the underlying Japanese yen exposure, and 35% of the underlying Swiss franc exposure hedged.

We remain upbeat about the future of the global economy and are excited about the unique buying opportunities this market has created over the past few years. Our long-term value approach continues to uncover what we believe are high-quality companies that trade at attractive prices that can provide attractive returns for our shareholders in the future. Thanks for your continued support and confidence!

William C. Nygren, CFA Portfolio Manager oakwx@oakmark.com	David G. Herro, CFA Portfolio Manager oakwx@oakmark.com

December 31, 2009

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Global Diversification—December 31, 2009 (Unaudited)

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2009 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—92.8%
Apparel, Accessories & Luxury Goods—6.6%
Compagnie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	586,000	$19,705,331
Application Software—5.5%
SAP AG (Germany)	Develops Business Software	346,000	16,494,915
Automobile Manufacturers—5.3%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	379,000	15,979,003
Broadcasting—5.3%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	867,000	15,922,807
Cable & Satellite—13.9%
DIRECTV, Class A (United States) (a)	Digital Satellite Television Entertainment Provider	535,090	17,845,252
Comcast Corp., Class A (United States)	Cable Communication Networks Provider	760,000	12,167,600
British Sky Broadcasting Group PLC (United Kingdom)	Television Production & Broadcasting	1,277,000	11,534,914
			41,547,766
Computer & Electronics Retail—4.2%
Best Buy Co., Inc. (United States)	Computer & Electronics Retailer	320,000	12,627,200
Computer Hardware—3.5%
Dell, Inc. (United States) (a)	Technology Products & Services	738,000	10,597,680
Consumer Finance—3.8%
Capital One Financial Corp. (United States)	Credit Card Products & Services Provider	300,000	11,502,000
Diversified Capital Markets—4.9%
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	942,000	14,669,027

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—92.8% (cont.)
Human Resource & Employment Services—5.9%
Adecco SA (Switzerland)	Temporary Employment Services	321,400	$17,730,021
Integrated Oil & Gas—3.6%
Cenovus Energy, Inc. (Canada)	Integrated Oil Company	431,900	10,883,880
Investment Banking & Brokerage—4.7%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	2,800,000	14,091,391
Movies & Entertainment—3.8%
Time Warner, Inc. (United States)	Filmed Entertainment & Television Networks	393,333	11,461,724
Other Diversified Financial Services—3.8%
Bank of America Corp. (United States)	Banking & Financial Services	380,000	5,722,800
Bank of America Corp. - Common Equivalent Securities (United States)	Banking & Financial Services	376,500	5,617,380
			11,340,180
Pharmaceuticals—3.7%
Bristol-Myers Squibb Co. (United States)	Health & Personal Care	435,000	10,983,750
Semiconductors—14.3%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	267,000	17,425,190
Intel Corp. (United States)	Computer Component Manufacturer & Designer	622,000	12,688,800
Texas Instruments, Inc. (United States)	Designs & Supplies Digital Signal Processing & Analog Technologies	485,000	12,639,100
			42,753,090
Total Common Stocks (Cost: $256,372,343)			$278,289,765

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—6.8%
Repurchase Agreement—6.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 12/31/2009 due 1/4/2010, repurchase price $20,387,660, collateralized by a United States Treasury Note, with a rate of 1.750%, with a maturity of 3/31/2010, and with a market value plus accrued interest of $21,174,300 (Cost: $20,387,660)	$20,387,660	$20,387,660
Total Short Term Investment (Cost: $20,387,660)		$20,387,660
Total Investments (Cost: $276,760,003)—99.6%		298,677,425
Other Assets In Excess of Liabilities—0.4%		1,130,708
Total Net Assets—100%		$299,808,133

(a)  Non income-producing security.

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

Fellow Shareholders,

Your International Funds performed extremely well for the year on both an absolute and relative basis. This follows a year that is best forgotten—2008, when almost all types of assets and our Funds lost a lot of value. However, performance for the first decade of the century for both The Oakmark International and International Small Cap Funds was exceptional. We are especially proud of this given that the past 10 years is now known as the "lost decade" for equities because of the negative returns for U.S. and global stocks. We believe that our strong performance is due to two factors: our sound investment philosophy, value investing, and our discipline in adhering to that philosophy, even when times were rough. We pledge to continue to stay on task over the next 10 years!

The Past....

Humans have a bad habit of extrapolating from the past. Simply, we often think that the future will mostly be an extension of past trends, and then we base our actions on those trends. As an example, investors often look at "hot" sectors and then climb on board thinking the run will continue. In fact, this is what happened at the beginning of the past decade. Ten years ago, the hot sector was "TMT"—tech, media and telecom stocks. Remember the dotcom bubble? Sadly, instead of focusing on fundamentals, most investors—and industry participants—extrapolated from the late '90s into the early 2000s believing that the party would march on. In the mid-2000s, the hot sector was residential real estate. Speculation on homes was the fad of the day. We all know the results of both of these cases.

Generally speaking, when extremes become apparent, instead of the trend becoming a friend, we often revert to a sort of "mean reversion." Isaac Newton said it simply: that for every action there is an equal and opposite reaction. In other words, counter forces develop whenever a trend starts to pick up steam. This is especially true in economics where opposite forces often emerge to become a corrective action to halt a strengthening trend. And, we do know that those forces can be swift and severe. One only has to look at the correction that has occurred in the U.S. housing market to realize how much discipline the free market can actually assert.

I mention this issue because it is the start of a new year and a new decade, and at such times there is often a temptation to climb on board a trend that has worked in the past and attempt to ride it to the top. For instance, perhaps the investment topic that is most on investors' minds today is the opportunities in emerging markets and commodities. Back in the late '90s, due to the huge crisis in Asian and emerging markets, few were interested in either asset class. But, today, as these two sectors have performed strongly, the conventional wisdom is that this trend will continue.

One thing is for certain: the emerging markets have become an important driver of global economic demand. For example, take China's effect on the automobile industry. It is estimated that China produced 8.3 million cars in 2009 and that total sales (trucks, cars, commercial vehicles) will approach 12.6 million, surpassing the number of light trucks and cars sold in the U.S. for the first time ever. In comparison, 20 years ago auto production in China was just 30,000 units. Just a little more than 10 years ago, people feared that the Asian crisis would prompt China to devalue its currency. Today, the pressure is the other way; most are calling on China to revalue its currency. Other BRIC (Brazil, Russia, India, and China) countries have experienced strong growth as well.

Undoubtedly, the last decade will become known as the time when the emerging world emerged.

The Future

The BRIC group's rise as an economic force is perhaps why people today believe that the place to put money is in China, Brazil and India, according to a recent poll by Bloomberg Business Week. I agree that these countries will propel global economic growth. However, as a value investor, I am concerned with the dominant belief that growth always equals investment opportunities. In fact, I would argue that often the opposite is true. Why? It all has to do with price and valuation. Often, a hot concept is priced as such, and a dull concept has little or no price. For example, last year the Bovespa14 (Brazil) was up 82.7%. Perhaps the good news is already reflected in Brazilian share prices? One must look at individual stock valuations to get the answer. We believe it is a monumental investment error to simply put your money in those places that had a good macro economic run or impressive recent performance.

The coldest market for the past two decades has been Japan. The Japanese market peaked in December of 1989 at nearly the 40,000 level. Today, over twenty years later,

OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

the market sits just above 10,000. What on earth happened? During the '80s Japanese real estate and stock prices rose sharply. Everyone wanted in, and many predicted (or feared) that Japan would be the world's new economic powerhouse. Politicians claimed we should act more like Japan and tilt our system to be more like theirs. However, we believe that when you pay inflated prices for assets using borrowed money, disaster will soon follow. This is generally what causes bubbles and their subsequent hangovers. However, despite Japan's continued macro-economic weaknesses, there may be some hope for investors. On a valuation basis, almost two-thirds of the Japanese stock market is trading below its book value whereas the return on those book values (ROE) is increasing, albeit from low levels. For the first time in decades we are able to find companies that are both low in price and are managed by people concerned with achieving acceptable returns. As such, despite Japan's obvious negatives and poor past performance, we believe there is opportunity in the Japanese equity market for the long-term investor.

As we start the new decade, we remain focused on doing what we do best: buying businesses when they are cheap and selling them when they become expensive. Though this is vastly different from the conventional approach of jumping into the hot sector, industry, or country, we believe that our philosophy will continue to serve our shareholders well. All the best for a good 2010 and beyond!

David G. Herro, CFA
Portfolio Manager

oakix@oakmark.com
oakex@oakmark.com

December 31, 2009

OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

OAKMARK INTERNATIONAL FUND

Report from David G. Herro and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (12/31/09) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX15 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/09)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	4.36%	56.30%	6.44%	8.17%	10.64%
MSCI World ex U.S.	2.44%	33.67%	4.07%	1.62%	6.51%
MSCI EAFE[16]	2.18%	31.78%	3.54%	1.17%	6.20%
Lipper International Fund Index[17]	2.57%	35.30%	4.88%	1.95%	7.47%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.10%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Fund returned 4% for the quarter ended December 31, 2009, comparing favorably to the MSCI World ex U.S. Index, which returned 2% over the same period. The Fund's calendar year absolute and relative performance was strong, returning 56% versus the MSCI World ex U.S. Index's return of 34%. Most importantly, the Fund has returned an average of 11% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 7% per year over the same period.

Swiss-based Compagnie Financiere Richemont ("Richemont"), a luxury goods manufacturer and retailer of brands such as Cartier and Montblanc, was the top contributor to performance during the quarter returning 19%. During the quarter, shares reacted favorably to strong results from the first half of 2009, and despite market weakness in the luxury retail segment, Richemont's strong portfolio of brands has held up well. Their sizeable presence in emerging markets and their limited exposure to the U.S. market helped contribute to their outperformance relative to their peers. Because the company's balance sheet contains nearly one billion euros in net cash, we believe that our investment carries little risk—no matter how long the downturn lasts. We maintain our belief that Richemont is very well positioned, owns one of the premier portfolios of luxury brands, and has a world-class management team.

The largest detractor from Fund performance during the quarter was Bank of Ireland. More importantly, however, Bank of Ireland was a top 10 performer over the past year, contributing close to 2% to Fund performance. Shares of Bank of Ireland, as well as other Irish financial companies, reacted negatively to news that the implementation of NAMA, the plan that will buy distressed assets from Irish banks, would be delayed. Despite a difficult environment, management remains focused on cutting costs and resizing their business for the new revenue environment while maintaining their status as the largest bank in Ireland. During the quarter, management announced results from the first half of 2009 that staff costs had decreased 11% from a year ago, gross loans were flat, and deposits had increased 4%. The increase in deposits allows Bank of Ireland to reduce its reliance on short-term wholesale funding. The stabilizing credit

OAKMARK INTERNATIONAL FUND

markets and brightening economic outlooks make us more confident about Bank of Ireland's long-term risk-reward profile.

We made numerous changes to the portfolio during the past quarter. In addition to selling our positions in Canadian National Railway, Johnston Press, and Philips Electronics, we purchased four new companies: Ahold, a Dutch-based food and consumer products retailer; Australian-based Brambles, the world's largest pallet pool operator for global shipping operations; BAE Systems, a U.K.-based global defense and aerospace business; and Sumitomo Mitsui Financial, the second largest bank in Japan. Another addition to the portfolio was Cenovus Energy, a spin-off of our current holding Encana. This split created two independent energy companies: Cenovus Energy, which operates as a North American oil company, and Encana, which continues to operate as a North American natural gas company.

Our geographical composition changed moderately during the quarter. We decreased our European holdings to approximately 72% and increased our Pacific Rim exposure to approximately 21%. We maintained our Latin and North America exposure at 7%, and the remainder, excluding cash, is invested in the Middle East.

Our hedges remained relatively unchanged from last quarter. The Fund has approximately 19% of the underlying euro exposure, 24% of the underlying Japanese yen exposure, and 37% of the underlying Swiss franc exposure hedged.

Looking back over the past year, the global equity markets have taken a wild ride. The market volatility has enabled us to build a portfolio of what we believe are high-quality, under-valued names that can generate positive returns for our shareholders over the long term. We are pleased to have outperformed peers and benchmarks over the past year, and past decade, and thank you, our shareholders, for your continued support and confidence.

David G. Herro, CFA Portfolio Manager oakix@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakix@oakmark.com

December 31, 2009

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Global Diversification—December 31, 2009 (Unaudited)

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2009 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—95.6%
Advertising—2.4%
Publicis Groupe SA (France)	Advertising & Media Services	2,657,000	$108,034,006
Aerospace & Defense—0.8%
Rolls-Royce Group PLC (United Kingdom) (a)	Manufactures Aero, Marine & Industrial Gas Turbines	2,936,000	22,863,908
BAE Systems PLC (United Kingdom)	Develops, Delivers & Supports Advanced Aerospace & Defense Systems	2,003,100	11,593,319
			34,457,227
Apparel, Accessories & Luxury Goods—7.3%
Compagnie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	4,226,800	142,133,949
Swatch Group AG, Bearer Shares (Switzerland)	Watch Manufacturer	299,400	75,784,216
Luxottica Group SpA (Italy)	Manufacturer & Retailer of Eyeglass Frames & Sunglasses	2,195,915	56,777,153
LVMH Moet Hennessy Louis Vuitton SA (France)	Diversified Luxury Goods Conglomerate	467,000	52,363,639
			327,058,957
Application Software—2.7%
SAP AG (Germany)	Develops Business Software	2,587,300	123,344,776
Asset Management & Custody Banks—2.3%
Schroders PLC (United Kingdom)	International Asset Management	4,329,200	92,521,572
Schroders PLC, Non-Voting (United Kingdom)	International Asset Management	579,800	9,983,205
			102,504,777
Automobile Manufacturers—8.2%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	3,499,700	147,550,707
Daimler AG Registered (Germany)	Automobile Manufacturer	2,086,600	111,139,887

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.6% (cont.)
Automobile Manufacturers—8.2% (cont.)
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	1,743,400	$79,363,562
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	971,400	32,958,309
			371,012,465
Brewers—2.6%
Heineken Holdings NV (Netherlands)	Produces Beers, Spirits, Wines & Soft Drinks	1,655,000	69,217,264
Foster's Group, Ltd. (Australia)	Manufactures & Markets Alcoholic & Non-Alcoholic Beverages	9,447,000	46,471,866
			115,689,130
Broadcasting—7.3%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	7,127,000	130,890,250
Gestevision Telecinco SA (Spain)	Television Production & Broadcasting	7,080,295	102,984,229
Grupo Televisa SA (Mexico) (b)	Television Production & Broadcasting	4,477,700	92,957,052
			326,831,531
Building Products—3.0%
Assa Abloy AB, Series B (Sweden)	Develops, Designs & Manufactures Security Locks	5,346,100	102,992,601
Geberit AG, Registered Shares (Switzerland)	Building Products	193,100	34,232,535
			137,225,136
Cable & Satellite—1.8%
British Sky Broadcasting Group PLC (United Kingdom)	Television Production & Broadcasting	8,934,800	80,706,463

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.6% (cont.)
Distillers & Vintners—1.7%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	4,451,700	$77,665,022
Diversified Banks—3.5%
BNP Paribas (France)	Commercial Bank	806,038	63,933,370
Bank of Ireland (Ireland) (a)	Commercial Bank	25,307,161	47,895,314
Sumitomo Mitsui Financial Group, Inc. (Japan)	Commercial Bank	1,540,000	44,190,855
			156,019,539
Diversified Capital Markets—5.5%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	2,711,800	134,346,168
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	7,355,000	114,533,643
			248,879,811
Diversified Chemicals—0.8%
Akzo Nobel NV (Netherlands)	Produces & Markets Chemicals, Coatings & Paints	574,800	38,117,807
Diversified Support Services—1.8%
Brambles, Ltd. (Australia)	Provides Pallet & Plastic Container Pooling Services	13,004,000	78,868,221
Electronic Components—2.3%
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	5,820,700	104,684,070
Electronic Equipment & Instruments—0.2%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,056,300	9,897,531
Food Retail—0.5%
Koninklijke Ahold NV (Netherlands)	Retails Health & Beauty Supplies, Prescriptions Drugs, Wine & Liquor	1,729,500	22,913,616
Human Resource & Employment Services—2.5%
Adecco SA (Switzerland)	Temporary Employment Services	2,028,600	111,907,658

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.6% (cont.)
Industrial Conglomerates—0.6%
Tyco International, Ltd. (Switzerland) (a)	Security Products & Services Provider	805,400	$28,736,672
Industrial Machinery—0.3%
Atlas Copco AB, Series B (Sweden)	Industrial Equipment Manufacturer	1,154,600	15,054,915
Integrated Oil & Gas—0.5%
Cenovus Energy, Inc. (Canada)	Integrated Oil Company	955,800	24,086,160
Investment Banking & Brokerage—3.3%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	29,830,400	150,125,651
Marine—1.3%
Kuehne + Nagel International AG (Switzerland)	Sea, Land & Rail Freight Transportation Businesses	614,500	59,747,311
Multi-line Insurance—3.0%
Allianz SE Registered (Germany)	Insurance, Banking & Financial Services	1,098,700	136,194,871
Office Electronics—2.4%
Canon, Inc. (Japan)	Computers & Information	2,496,400	106,193,005
Oil & Gas Exploration & Production—0.7%
EnCana Corp. (Canada)	Develops, Produces & Markets Natural Gas	955,800	30,958,362
Packaged Foods & Meats—1.7%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	1,352,600	65,646,534
Unilever PLC (United Kingdom)	Food & Consumer Goods Manufacturer	285,400	9,148,605
			74,795,139
Personal Products—0.5%
L'Oreal SA (France)	Manufactures & Markets Health & Beauty Products	197,000	22,002,112

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.6% (cont.)
Pharmaceuticals—4.0%
Novartis AG (Switzerland)	Pharmaceuticals	1,865,800	$101,889,883
GlaxoSmithKline PLC (United Kingdom)	Pharmaceuticals	3,632,700	77,034,700
			178,924,583
Publishing—4.0%
Thomson Reuters Corp. (Canada)	Electronic Information & Solutions Company	2,772,700	90,006,373
Reed Elsevier PLC (United Kingdom)	Publisher & Information Provider	10,730,300	88,090,983
			178,097,356
Research & Consulting Services—2.1%
Experian Group, Ltd. (Ireland)	Credit & Marketing Services	6,075,176	60,008,875
Meitec Corp. (Japan)	Software Engineering Services	2,475,100	33,461,024
			93,469,899
Restaurants—2.9%
Sodexo (France)	Food & Facilities Management Services	1,542,400	87,762,451
Compass Group PLC (United Kingdom)	International Foodservice Group Operator	6,140,600	43,945,254
			131,707,705
Security & Alarm Services—1.5%
G4S PLC (United Kingdom)	Security Services	16,299,600	68,321,008
Semiconductors—3.8%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	1,939,000	126,544,734
Samsung Electronics Co., Ltd. (South Korea)	Consumer & Industrial Electronic Equipment Manufacturer	66,900	45,875,312
			172,420,046
Soft Drinks—1.5%
Fomento Economico Mexicano S.A.B. de C.V. (Mexico) (b)	Beverage Company	1,425,700	68,262,516

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—95.6% (cont.)
Specialty Chemicals—1.7%
Givaudan SA (Switzerland)	Manufactures & Markets Fragrances	95,399	$76,334,938
Specialty Stores—2.6%
Signet Jewelers, Ltd. (United Kingdom) (a)	Jewelry Retailer	4,376,000	116,926,720
Total Common Stocks (Cost: $3,809,403,954)			$4,308,176,712

Short Term Investment—4.2%
Repurchase Agreement—4.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 12/31/2009 due 1/4/2010, repurchase price $191,322,953, collateralized by Federal Home Loan Bank Notes, with rates from 0.875% - 2.625%, with maturities from 3/30/2010 - 5/20/2011, and with an aggregate market value plus accrued interest of $112,064,804, and by a Federal National Mortgage Association Bond, with a rate of 4.375%, with a maturity of 7/17/2013, and with a market value plus accrued interest of $83,089,300 (Cost: $191,322,953)	$191,322,953	191,322,953
Total Short Term Investment (Cost: $191,322,953)		$191,322,953
Total Investments (Cost: $4,000,726,907)—99.8%		4,499,499,665
Other Assets In Excess of Liabilities—0.2%		7,143,866
Total Net Assets—100%		$4,506,643,531

(a)  Non income-producing security.

(b)  Represents a Sponsored American Depositary Receipt.

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro, Portfolio Manager

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INT'L SMALL CAP FUND FROM 12/31/99 TO PRESENT (12/31/09) AS COMPARED TO MSCI WORLD EX U.S. SMALL CAP18 AND MSCI WORLD EX U.S.15 INDEXES (UNAUDITED)†

		Average Annual Total Returns (as of 12/31/09)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	4.75%	67.45%	6.39%	10.10%	10.73%
MSCI World ex U.S. Small Cap	0.48%	50.82%	3.87%	6.87%	N/A
MSCI World ex U.S.	2.44%	33.67%	4.07%	1.62%	5.37%
Lipper International Small Cap Index[19]	2.92%	48.74%	5.77%	5.57%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.41%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund returned 5% for the quarter ended December 31, 2009, compared to the MSCI World ex U.S. Small Cap Index, which remained flat, and the MSCI World ex U.S. Index, which increased 2%. What a different and pleasing performance finish for 2009 versus 2008. For the year ended December 31, the Fund returned 67% while the MSCI World ex U.S. Small Cap and the MSCI World ex U.S. Index returned 51% and 34%, respectively. Since inception, your Fund has earned an annualized return of 11%, compared to the MSCI World ex U.S. Index, which has returned 5% for the same period.

The Fund's U.K. holdings were the largest contributors to relative performance for both the quarter and one-year time periods. The U.K. residential appraisal firm LSL Property Services finished this quarter and the one-year time period as a large contributor to the Fund, returning 13% for the quarter and 351% over the past twelve months. As we've previously written about LSL, the company benefited over the past year from its management team's aggressive cost-cutting actions during the financial crisis, and it has also benefited from entering countercyclical businesses, such as apartment leasing and property repossession. Further, despite a very difficult environment for much of 2009, LSL continued to gain market share in its surveying business, adding new key clients in the latter half of 2009. The company's estate agency business should also benefit from the acquisition of a large estate agency at a highly attractive price from a distressed seller. As the U.K. real estate market normalizes, we expect the profitability of both LSL's estate agency and appraisal businesses will improve significantly. Although the crisis was initially painful for everyone in the U.K. real estate industry, LSL appears to be emerging in a stronger competitive position.

Another top performer in the Fund was Atea, a Norwegian management and information technology (IT) consulting company. They develop enterprise solutions based on IT technology and web-based systems for everyday operations, including document management, administrative procedures, and e-commerce. Atea's customers include banking, insurance, media, telecom, industrial companies, and the public sector in Scandinavia. The firm has also benefitted from

OAKMARK INTERNATIONAL SMALL CAP FUND

cost cutting measures, such as reducing its staff at the outset of the financial crisis. Further, although the economic weakness led to an overall decline in spending on IT hardware and services, Atea gained market share as competitors encountered financial difficulty and struggled—or disappeared. Consequently, we believe Atea has emerged as a net beneficiary of the financial crisis.

Although the Fund's underweight to Japan boosted the Fund's relative performance for both the quarter and the year, two of the largest individual stock detractors for the quarter were Japanese firms. The most significant detractor, Square Enix Holdings, is a game software company that the Fund has owned five separate times since 1998. In 2009, the company's management made some positive moves, including closing unprofitable arcades, while opening 13 new ones. Management is also taking advantage of the weak real estate market to renegotiate rents for many of its arcades, and has reduced its rents by more than 1/2 billion Yen a year in the past 1.5 years. During the quarter the company made downward revisions to their previously positive operating numbers. Despite the volatility of the software business, what happens in one quarter—or one year even—has little effect on our view of the company's long-term business value. Because Square Enix's net cash is equal to 30% of the market capitalization, we believe it should withstand the short-term weakness in consumer spending and the swings of the game hardware cycle.

Temporary agency Pasona detracted from the Fund's returns due to bad business conditions in Japan, which have caused many companies to reduce costs, and generally the first step is to cut temporary staff. The company also faces pressure as the Japanese government contemplates new regulations for the temporary staffing industry. Only one of these new regulations would affect Pasona directly. It would limit the number of professions that could use temporary employees. Other professions would then only be able to use temporary employees for shorter lengths of time. This could harm up to 10% of Pasona's sales, but the company could offset this by changing their employment terms. Overall we do not believe this would have a material impact on Pasona's business.

We added a number of new securities to the Fund this quarter, including Melrose, a U.K. engineering group; Primary Health Care, an Australian operator of medical centers and labs; Toyota Industries, a member of Japan's Toyota Motor Group; Burckhardt Compression, a Swiss manufacturer of gas compressors; and Sugi Holdings, a Japanese operator of drug store chains. During the quarter Julius Baer Holdings completed the separation of their private bank and the asset management business, GAM. The new private bank entity is now known as Julius Baer Group. We believe Julius Baer Group continues to offer an attractive investment opportunity and that, after the disruption from the split settles, Baer's investors will be rewarded. We also believe that GAM is trading at a substantial discount to intrinsic value and continue to own both securities.

We sold our two Brazilian holdings, Amil Participacoes and Totvs.

Geographically, we ended the quarter with our European holdings decreased to approximately 67%, the Pacific Rim holdings increased slightly to 29%, and the Latin American holdings remained at around 2%.

We continue to hedge some of the Fund's currency exposure. At the recent quarter end, approximately 29% of the Fund's Swiss franc, 21% of the euro and 24% of the Japanese yen exposures were hedged.

As we start 2010, we believe the portfolio consists of high-quality companies that will provide our shareholders with attractive returns in the years to come. We thank you for your continued confidence.

David G. Herro, CFA Portfolio Manager oakex@oakmark.com

December 31, 2009

† Prior to January 1, 2009, the Fund's primary benchmark was the MSCI World ex U.S. Index, an unmanaged index that includes countries throughout the world, excluding the U.S., in proportion to world stock market capitalization. The Fund changed its primary benchmark because the MSCI World ex U.S. Small Cap Index reached its tenth anniversary on December 31, 2008 and now provides an historical perspective to make a more meaningful comparison given the small cap focus of the Fund.

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Global Diversification—December 31, 2009 (Unaudited)

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2009 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—94.2%
Advertising—1.7%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	726,200	$14,295,230
Air Freight & Logistics—3.7%
Freightways, Ltd. (New Zealand)	Express Package Services	6,833,800	16,830,551
Panalpina Welttransport Holding AG (Switzerland)	Freight Shipping & Supply Chain Management Services	192,700	12,256,167
Mainfreight, Ltd. (New Zealand)	Provides & Supplies Freight, Warehousing & Logistics Services	795,145	3,191,925
			32,278,643
Airport Services—2.9%
BBA Aviation PLC (United Kingdom)	Flight Support & Aftermarket Services & Systems Provider	9,551,000	25,188,190
Apparel, Accessories & Luxury Goods—2.0%
Bulgari SpA (Italy)	Jewelry Manufacturer & Retailer	2,093,800	17,244,356
Asset Management & Custody Banks—7.8%
Julius Baer Group, Ltd. (Switzerland)	Asset Management	832,000	29,260,148
MLP AG (Germany)	Asset Management	2,324,600	26,903,595
GAM Holding, Ltd. (Switzerland)	Asset Management	983,000	11,903,208
			68,066,951
Auto Parts & Equipment—1.1%
Toyota Industries Corp. (Japan)	Assembles Motor Vehicles & Manufactures Automotive Parts	173,300	5,175,802
ElringKlinger AG (Germany)	Manufactures & Distributes Original Equipment & Replacement Parts For Automobiles	197,359	4,546,601
			9,722,403
Automotive Retail—1.7%
USS Co., Ltd. (Japan)	Used Car Auction Facility Manager	245,800	15,005,156

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.2% (cont.)
Broadcasting—4.7%
Media Prima Berhad (Malaysia)	Film Producer & Sports Promoter	37,046,000	$18,025,324
M6 Metropole Television (France)	Television Entertainment Channel Owner & Operator	458,000	11,722,176
Ten Network Holdings, Ltd. (Australia) (a)	Operates Commercial Television Stations	7,349,100	10,749,972
Media Prima Berhad, Warrants (Malaysia) (a)	Film Producer & Sports Promoter	1,058,457	0
			40,497,472
Building Products—2.6%
Kaba Holding AG (Switzerland)	Provides Mechanical & Electronic Security Systems	93,824	22,612,946
Commodity Chemicals—1.3%
Nifco, Inc (Japan)	Manufactures Synthetic Resinous Fasteners & Plastic Components For Automobiles & Home Electronic Appliances	568,700	11,360,442
Computer Hardware—2.3%
Wincor Nixdorf AG (Germany)	Banking Machines & Cash Registers Manufacturer	297,100	20,348,058
Construction Materials—1.5%
Titan Cement Co. SA (Greece)	Cement & Building Materials Producer & Distributor	437,911	12,701,315
Drug Retail—1.0%
Sugi Holdings Co., Ltd. (Japan)	Drug Store Operator	410,900	9,027,658
Electronic Components—1.2%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	101,400	10,631,807
Electronic Equipment & Instruments—1.9%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,238,890	11,608,399

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.2% (cont.)
Electronic Equipment & Instruments—1.9% (cont.)
Domino Printing Sciences PLC (United Kingdom)	Printing Equipment	879,439	$4,656,120
			16,264,519
Health Care Services—0.7%
Primary Health Care, Ltd. (Australia)	Health Care Service Provider	1,132,400	6,065,559
Health Care Supplies—2.2%
Ansell, Ltd. (Australia)	Manufactures Latex	1,952,255	19,054,763
Home Entertainment Software—3.2%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	1,331,600	28,092,333
Home Furnishing Retail—1.8%
Beter Bed Holding NV (Netherlands)	Bedroom Furniture Retailer	669,270	15,106,090
Fourlis Holdings SA (Greece)	Wholesales Electric & Electronic Appliances	13,430	176,300
			15,282,390
Home Improvement Retail—2.2%
Carpetright PLC (United Kingdom)	Carpet Retailer	1,253,800	18,998,001
Household Appliances—0.3%
Rational AG (Germany)	Manufactures & Markets Food Preparation Appliances	16,800	2,842,624
Household Products—0.2%
Kimberly-Clark de Mexico S.A.B. de C.V. (Mexico)	Hygiene Products Manufacturer, Marketer & Distributor	368,000	1,647,308
Human Resource & Employment Services—4.5%
Pasona Group, Inc. (Japan)	Placement Service Provider	23,842	14,808,386
Michael Page International PLC (United Kingdom)	Recruitment Consultancy Services	2,177,500	13,257,473

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.2% (cont.)
Human Resource & Employment Services—4.5% (cont.)
Robert Walters PLC (United Kingdom)	International Recruitment Company	3,082,159	$10,606,670
			38,672,529
Industrial Conglomerates—3.2%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	319,700	20,297,387
Tomkins PLC (United Kingdom)	International Manufacturing	2,501,700	7,774,109
			28,071,496
Industrial Machinery—10.7%
Interpump Group SpA (Italy) (a)	Pump & Piston Manufacturer	4,871,780	25,945,833
GEA Group AG (Germany)	Engineering Services Provider	843,200	18,783,134
Duerr AG (Germany)	Automotive Industry Machinery Manufacturer	691,800	16,659,387
Bobst Group AG (Switzerland) (a)	Manufactures Printing Presses & Packaging Producing Machinery	286,898	10,401,141
Melrose PLC (United Kingdom)	Engineering, Design, Development & Manufacturer of Diversified Specialist Components	2,900,000	8,385,820
IMI PLC (United Kingdom)	Manufactures Merchandise Displays, Ventilation & Air Conditioning Equipment	948,600	7,912,574
Schindler Holding AG (Switzerland)	Manufactures & Installs Elevators, Escalators & Moving Walkways Internationally	37,500	2,871,379
Burckhardt Compression Holding AG (Switzerland)	Manufactures Reciprocating Compressors	9,295	1,650,026
Interpump Group SpA, Warrants (Italy) (a)	Pump & Piston Manufacturer	1,042,080	348,371
			92,957,665

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.2% (cont.)
Investment Banking & Brokerage—1.6%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	2,057,800	$13,821,842
D. Carnegie & Co. AB (Sweden) (a)	Diversified Financials Services	2,314,000	0
			13,821,842
IT Consulting & Other Services—2.1%
Atea ASA (Norway)	Management & IT Consulting Services	2,086,600	17,963,147
Life Sciences Tools & Services—0.4%
MDS, Inc. (Canada) (a)	Products & Services for Medical Product Manufacturing	490,200	3,838,732
Movies & Entertainment—0.4%
CTS Eventim AG (Germany)	Entertainment Tickets Producer & Distributor	61,472	3,008,802
Office Electronics—2.5%
Neopost SA (France)	Mailroom Equipment Supplier	236,800	19,544,388
Boewe Systec AG (Germany) (a)	Automated Paper Management Systems Producer	285,039	2,195,168
			21,739,556
Office Services & Supplies—2.6%
Sperian Protection (France)	Manufactures Protection Equipment For People In Hazardous Work Environments	318,100	22,929,535
Packaged Foods & Meats—3.2%
Goodman Fielder, Ltd. (Australia)	Produces Food Products	8,471,200	12,335,796
Alaska Milk Corp. (Philippines)	Milk Producer	56,360,000	8,358,574
Binggrae Co., Ltd. (South Korea)	Dairy Products Manufacturer	166,900	7,381,309
			28,075,679
Photographic Products—2.2%
Vitec Group PLC (United Kingdom)	Photo Equipment & Supplies	3,035,979	19,002,661
Publishing—0.5%
Tamedia AG (Switzerland)	TV Broadcasting & Publishing	61,651	4,428,944

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.2% (cont.)
Real Estate Services—2.0%
LSL Property Services PLC (United Kingdom) (a)	Residential Property Service Provider	4,100,921	$17,024,130
Research & Consulting Services—1.3%
Bureau Veritas SA (France)	Provides Consulting Services	152,000	7,923,425
Cision AB (Sweden) (a)	Business & Communication Intelligence	3,139,100	2,904,628
			10,828,053
Soft Drinks—2.3%
Coca-Cola Femsa S.A.B de C.V. (Mexico) (b)	Bottles & Distributes Branded Beverages	197,200	12,959,984
Britvic PLC (United Kingdom)	Soft Drink Manufacturer & Marketer	1,051,900	6,897,846
			19,857,830
Specialty Chemicals—2.9%
Taiyo Ink Manufacturing Co., Ltd. (Japan)	Manufactures & Sells Resist Inks	494,100	13,047,072
Sika AG (Switzerland)	Manufactures Construction Materials	3,950	6,141,859
Symrise AG (Germany)	Diversified Chemical Manufacturer	287,100	6,119,598
			25,308,529
Specialty Stores—2.2%
JJB Sports PLC (United Kingdom) (a)	Sportswear & Sports Equipment Retailer	47,189,541	19,070,469
Systems Software—1.6%
Exact Holding NV (Netherlands)	Develops & Markets Business Software	495,100	13,207,578
Monitise PLC (United Kingdom) (a)	Mobile Banking Service Solutions	3,061,088	852,887
			14,060,465
Total Common Stocks (Cost: $818,298,056)			$817,888,188

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2009 (Unaudited) cont.

Name	Par Value	Market Value
Short Term Investment—5.0%
Repurchase Agreement—5.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 12/31/2009 due 1/4/2010, repurchase price $43,739,140, collateralized by a Federal Home Loan Mortgage Corp. Bond, with a rate of 0.061%, with a maturity of 2/1/2010, and with a market value plus accrued interest of $44,615,000 (Cost: $43,739,140)	$43,739,140	$43,739,140
Total Short Term Investment (Cost: $43,739,140)		$43,739,140
Total Investments (Cost: $862,037,196)—99.2%		861,627,328
Foreign Currencies (Cost: $45,609)—0.0%		45,717
Other Assets In Excess of Liabilities—0.8%		7,060,492
Total Net Assets—100%		$868,733,537

(a)  Non income-producing security.

(b)  Represents a Sponsored American Depositary Receipt.

OAKMARK INTERNATIONAL SMALL CAP FUND

For a prospectus and more information about The Oakmark Funds, including management fees and expenses and the special risks of investing, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275). Please read the prospectus carefully before investing. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing. This and other information about The Oakmark Funds are contained in the Funds' prospectus.

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this letter, and are subject to change without notice.

The performance data quoted represents past performance. The performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than Oakmark Equity & Income Fund, redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

Current and future portfolio holdings are subject to risk.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because Oakmark Select Fund and Oakmark Global Select Fund are non-diversified, the performance of each holding will have a greater impact on each Fund's total return, and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities, which may result in greater share price volatility. An economic downturn could severely disrupt the market in medium or lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Investing in foreign securities represents risks which in some way may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

  1.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

  4.  The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

  5.  Salmon, Felix, "Mutual fund fee datapoint of the day," http://blogs.reuters.com/felix-salmon/, November 6, 2009.

  6.  The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot invest directly in this index.

THE OAKMARK FUNDS

  7.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

  8.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  9.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  10.  The Barclays Capital U.S. Government / Credit Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

  11.  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index currently consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. This index is unmanaged and investors cannot invest directly in this index.

  12.  The Lipper Global Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Global fund category, which consists of funds that invest at least 25% in securities traded outside of the United States. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. This index is unmanaged and investors cannot actually make investments in this index.

  13.  The Japanese TOPIX Index is an index that measures stock prices on the Tokyo Stock Exchange (TSE). This capitalization-weighted index lists all firms that are considered to be under the 'first section' on the TSE, which groups all of the large firms on the exchange into one pool. This index is unmanaged and investors cannot actually make investments in this index.

  14.  The Brasilian Bovespa is the Sao Paulo Stock Exchange, Brazil's main stock exchange. It is a total return index weighted by traded volume comprised of the most frequently traded stocks on the São Paulo Stock Exchange. This index is unmanaged and investors cannot actually make investments in this index.

  15.  The MSCI World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index currently consists of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  16.  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  17.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  18.  The MSCI World ex U.S. Small Cap Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI World ex U.S. Small Cap Index currently consists of 22 developed market country indices. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK FUNDS

  19.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

THE OAKMARK FUNDS

Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" (e.g. "12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman
Michael J. Friduss
Thomas H. Hayden
Christine M. Maki
John R. Raitt
Allan J. Reich
Steven S. Rogers
Burton W. Ruder
Peter S. Voss

Officers

John R. Raitt—President and Chief Executive Officer
Robert M. Levy—Executive Vice President
Henry R. Berghoef—Vice President
John N. Desmond—Vice President
Richard J. Gorman—Vice President, Chief Compliance
  Officer and Assistant Secretary
Kevin G. Grant—Vice President
David G. Herro—Vice President
John J. Kane—Treasurer
Clyde S. McGregor—Vice President
Michael J. Neary—Vice President
William C. Nygren—Vice President
Vineeta D. Raketich—Vice President
Janet L. Reali—Vice President and Secretary
Kristi L. Rowsell—Vice President and Principal Financial
  Officer
Edward A. Studzinski—Vice President
Robert A. Taylor—Vice President
Andrew J. Tedeschi—Assistant Treasurer
Christopher P. Wright—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

For More Information

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or (617) 483-8327.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of Class I shares redeemed within 90 days from any Fund other than Oakmark Equity & Income Fund.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member FINRA. Date of first use: February 2010.